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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 33-32216) UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 26

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 29

                        VANGUARD VARIABLE INSURANCE FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482



               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
          ON NOVEMBER 15, 2002, PURSUANT TO PARAGRAPH (B) OF RULE 485.



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


                                        VANGUARD(R) VARIABLE INSURANCE FUND

                                        NOVEMBER 15, 2002



This prospectus
contains financial data
for the Portfolios through
the fiscal period ended
June 30, 2002.

prospectus

MONEY MARKET PORTFOLIO

SHORT-TERM CORPORATE PORTFOLIO

TOTAL BOND MARKET INDEX PORTFOLIO

HIGH YIELD BOND PORTFOLIO

BALANCED PORTFOLIO

EQUITY INCOME PORTFOLIO

DIVERSIFIED VALUE PORTFOLIO

TOTAL STOCK MARKET INDEX PORTFOLIO

EQUITY INDEX PORTFOLIO

SMALL-CAP INDEX PORTFOLIO

MID-CAP INDEX PORTFOLIO

GROWTH PORTFOLIO

CAPITAL GROWTH PORTFOLIO

SMALL COMPANY GROWTH PORTFOLIO

INTERNATIONAL PORTFOLIO

REIT INDEX PORTFOLIO

          NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                        [THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
Prospectus
November 15, 2002

------------------------------------------------------------------------------------------------------------
  CONTENTS
------------------------------------------------------------------------------------------------------------
  1  AN INTRODUCTION TO VANGUARD          17 GROWTH PORTFOLIO                   30 OVERVIEW OF THE BALANCED
     VARIABLE INSURANCE FUND                                                       PORTFOLIO

  1  PORTFOLIO PROFILES                   18 CAPITAL GROWTH PORTFOLIO           31 OVERVIEW OF THE STOCK
                                                                                   PORTFOLIOS
     1  MONEY MARKET PORTFOLIO            19 SMALL COMPANY GROWTH
                                             PORTFOLIO                       39 TURNOVER RATE
     3  SHORT-TERM CORPORATE
        PORTFOLIO                                                            39 THE PORTFOLIOS AND
                                          21 INTERNATIONAL PORTFOLIO            VANGUARD
     4  TOTAL BOND MARKET INDEX
        PORTFOLIO                         22 REIT INDEX PORTFOLIO            40 INVESTMENT ADVISERS

     6  HIGH YIELD BOND PORTFOLIO      24 MORE ON THE PORTFOLIOS             44 TAXES

     7  BALANCED PORTFOLIO                24 MARKET RISK                     44 SHARE PRICE

     9  EQUITY INCOME PORTFOLIO           24 MANAGER RISK                    44 FINANCIAL HIGHLIGHTS

    10  DIVERSIFIED VALUE PORTFOLIO       24 FUTURES AND OPTIONS             52 GENERAL INFORMATION
                                             CONTRACTS
    12  TOTAL STOCK MARKET INDEX                                             53 GLOSSARY OF INVESTMENT TERMS
        PORTFOLIO                         25 OVERVIEW OF THE MONEY
                                             MARKET PORTFOLIO
    13  EQUITY INDEX PORTFOLIO
                                          26 OVERVIEW OF THE BOND
    14  MID-CAP INDEX PORTFOLIO              PORTFOLIOS

    16  SMALL-CAP INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard Variable Insurance Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide which portfolio, if any, is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------

1

AN INTRODUCTION TO VANGUARD VARIABLE INSURANCE FUND

This prospectus explains the investment objectives, policies, strategies, and risks associated with the 16 Portfolios that make up Vanguard Variable Insurance Fund (the Fund). The Portfolios are mutual funds used solely as investment options for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolios directly, but only through such a contract as offered by an insurance company.
     Following this introductory section you'll find Portfolio Profiles. The Profiles summarize important facts about each Portfolio, including information about its investment objective, policies, strategies, risks, past performance, and operating costs.
     Each Portfolio of Vanguard Variable Insurance Fund is entirely separate from any other Vanguard mutual funds, even when a Portfolio and a fund have the same investment objective and adviser. Each Portfolio's investment performance will differ from the performance of any other Vanguard fund because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
     More detailed information about the Portfolios' investment policies and strategies is provided after the Profiles, along with information about share pricing and Financial Highlights for each Portfolio.

A NOTE ON FEES
As an investor in any of the Portfolios, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolios appears in the Portfolio Profiles following this introduction. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the annuity or insurance plan fees is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys and sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Money Market Portfolio.

INVESTMENT OBJECTIVE
The Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Portfolio invests in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

PRIMARY RISKS
The Portfolio is designed as a low-risk investment, but you could still lose money by investing in it. The Portfolio's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally high for money market funds.
- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner. Credit risk should be very low for the Portfolio, because it invests only in high-quality securities.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

     AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

2

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Money Market Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               1992         3.66%
                               1993         3.04%
                               1994         4.20%
                               1995         5.88%
                               1996         5.43%
                               1997         5.55%
                               1998         5.50%
                               1999         5.18%
                               2000         6.47%
                               2001         4.35%
      ------------------------------------------------------------------
      The Portfolio's year-to-date return as of the most recent calendar quarter, which ended September 30, 2002, was 1.36%.
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 1.66% (quarter ended September 30, 2000), and the lowest return for a quarter was 0.42% (quarter ended September 30, 2002).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                          1 YEAR       5 YEARS       10 YEARS
     --------------------------------------------------------------------------
     Money Market Portfolio                4.35%        5.41%          4.92%
     Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index             4.09         5.02           4.69
     --------------------------------------------------------------------------

     If you would like to know the current annualized 7-day yield for the Portfolio, please visit our website at www.vanguard.com or call a Vanguard Variable Insurance Fund associate at 1-800-522-5555.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended June 30, 2002.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.17%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.03%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.20%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $20            $64            $113           $255
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--SHORT-TERM CORPORATE PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Short-Term Corporate Portfolio.

INVESTMENT OBJECTIVE
The Short-Term Corporate Portfolio seeks to provide a high level of income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. The dollar-weighted average maturity of the Portfolio's bonds is expected to range between 1 and 3 years. The adviser seeks to add value by adjusting the Portfolio's dollar-weighted average maturity within the 1- to 3-year range and by emphasizing sectors and individual securities that appear to offer good value.

PRIMARY RISKS
The Portfolio is designed as a low-risk investment, but you could still lose money by investing in it. The Portfolio's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally high for short-term bonds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the portfolio.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Portfolio, because it invests mainly in bonds that are considered high-quality.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Short-Term Corporate Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               2000         8.17%
                               2001         7.85%
      ------------------------------------------------------------------
      The Portfolio's year-to-date return as of the most recent calendar quarter, which ended September 30, 2002, was 5.16%.
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.48% (quarter ended September 30, 2001), and the lowest return for a quarter was 0.00% (quarter ended December 31, 2001).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                                   1 YEAR     SINCE INCEPTION*
     --------------------------------------------------------------------------
     Short-Term Corporate Portfolio                 7.85%           6.25%
     Lehman Brothers 1-5 Year U.S. Credit Index     9.73            7.04
     --------------------------------------------------------------------------
     *Since inception returns are as of the inception date of the Portfolio--
      February 8, 1999.
     --------------------------------------------------------------------------

4

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended June 30, 2002.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.19%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.03%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.22%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $23            $71            $124           $280
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--TOTAL BOND MARKET INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund--Total Bond Market Index Portfolio. (Prior to May 1, 2002, this Portfolio was known as the High-Grade Bond Portfolio.)

INVESTMENT OBJECTIVE
The Total Bond Market Index Portfolio seeks to provide a higher level of income by attempting to match the performance of a broad market-weighted bond index.

PRIMARY INVESTMENT STRATEGIES

The Portfolio employs a "passive management"--or indexing--investment approach, by holding a sample of bonds that seeks to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures the total universe of public investment-grade fixed income securities in the United States--including government, corporate, mortgage-backed, asset-backed, and international dollar-denominated bonds, all with maturities of more than 1 year.
     The Portfolio invests at least 80% of its assets in bonds represented in the Index. The remainder of its assets may be invested outside the Index, in bonds whose characteristics and risks--including maturity, credit quality, and issuer type--are similar to those in the Index. To the extent that the Portfolio invests outside the Index, it may employ active-management strategies. The Index and non-Index securities, in combination, will have characteristics and risks similar to those of the Index. The Portfolio maintains a dollar-weighted average maturity of between 5 and 10 years.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Portfolio.
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk should be moderate for the Portfolio.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Portfolio.

5

- Prepayment risk, which is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk should be moderate for the Portfolio.
- Index sampling risk, which is the chance that the securities selected for the Portfolio will not provide investment performance matching that of the Index. Index sampling risk should be low for the Portfolio.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Total Bond Market Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               1992         6.38%
                               1993         9.40%
                               1994        -2.68%
                               1995        18.04%
                               1996         3.53%
                               1997         9.41%
                               1998         8.30%
                               1999        -0.80%
                               2000        11.28%
                               2001         8.30%

      ------------------------------------------------------------------
      The Portfolio's year-to-date return as of the most recent calendar quarter, which ended September 30, 2002, was 6.74%.
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.00% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.78% (quarter ended March 31, 1994).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                            1 YEAR      5 YEARS       10 YEARS
     --------------------------------------------------------------------------
     Total Bond Market Index Portfolio       8.30%       7.21%          6.96%
     Lehman Brothers Aggregate Bond Index    8.44        7.43           7.23
     --------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended June 30, 2002.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.20%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.03%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.23%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

6

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $24            $74            $130           $293
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
PORTFOLIO PROFILE--HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-High Yield Bond Portfolio.

INVESTMENT OBJECTIVE
The High Yield Bond Portfolio seeks to provide a high level of income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's Corporation. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk is high for the Portfolio.
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally moderate for intermediate-term bonds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Portfolio.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

     BECAUSE OF THE SPECULATIVE NATURE OF JUNK BONDS, YOU SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH THIS PORTFOLIO BEFORE YOU PURCHASE SHARES.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the High Yield Bond Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another for the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               1997       12.08%
                               1998        4.06%
                               1999        2.89%
                               2000       -2.06%
                               2001        3.25%

      ------------------------------------------------------------------
      The Portfolio's year-to-date return as of the most recent calendar quarter, which ended September 30, 2002, was -3.90%.
      ------------------------------------------------------------------

7

     During the period shown in the bar chart, the highest return for a calendar quarter was 5.08% (quarter ended June 30, 1997), and the lowest return for a quarter was -3.26% (quarter ended December 31, 2000).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                                                       SINCE
                                              1 YEAR    5 YEARS      INCEPTION*
     --------------------------------------------------------------------------
     High Yield Bond Portfolio                 3.25%     3.95%          5.14%
     Lehman Brothers High Yield Bond Index     5.28      3.06           4.05
     --------------------------------------------------------------------------

     *Since inception returns are as of the inception date of the Portfolio--
      June 3, 1996.
     --------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended June 30, 2002.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.26%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.03%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.29%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $30            $93            $163           $368
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Balanced Portfolio.

INVESTMENT OBJECTIVE
The Balanced Portfolio seeks to conserve capital and to provide moderate, long-term growth of capital and income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend paying common stocks of established large and medium-size companies that, in the adviser's opinion, are undervalued but have prospects to improve. These stocks are commonly referred to as "value" stocks. The remaining 30% to 40% of assets are invested primarily in high-quality intermediate- and long-term corporate bonds, with some exposure to U.S. Treasury, government agency, and mortgage-backed bonds.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock and bond markets. The Portfolio's performance could be hurt by:

8

- Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Large-cap value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should range from low to moderate for the Portfolio.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk is low for the Portfolio.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Balanced Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a composite stock/bond index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               1992         7.18%
                               1993        13.18%
                               1994        -0.61%
                               1995        32.43%
                               1996        16.23%
                               1997        23.13%
                               1998        12.04%
                               1999         4.32%
                               2000        10.36%
                               2001         4.43%
      ------------------------------------------------------------------
      The Portfolio's year-to-date return as of the most recent calendar quarter, which ended September 30, 2002, was -12.30%.
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.06% (quarter ended June 30, 1997), and the lowest return for a quarter was -11.00% (quarter ended September 30, 2002).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                   1 YEAR         5 YEARS             10 YEARS
     --------------------------------------------------------------------------
     Balanced Portfolio             4.43%          10.65%              11.90%
     Standard & Poor's 500 Index  -11.89           10.70               12.94
     Composite Stock/Bond
      Index*                       -4.11            9.94               11.36
     --------------------------------------------------------------------------
     *Made up of unmanaged stock/bond indexes. The stock component, which is weighted 65%, is the S&P 500 Index. The bond component, which is weighted 35%, was based on the Lehman Brothers Long Credit AA or Better Bond Index through March 31, 2000, and the Lehman Brothers Credit A or Better Bond Index thereafter.
     --------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended June 30, 2002.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.28%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.03%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.31%

9

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $32            $100           $174           $393
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Income Portfolio.

INVESTMENT OBJECTIVE
The Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests at least 80% of its assets in common stocks of well-established companies that pay relatively high levels of dividend income and have the potential for capital appreciation. The adviser selects stocks whose dividend yields relative to the stock market are high in comparison with historical ranges. Such stocks are often considered to be "value" stocks. In addition, the adviser looks for companies that are committed to paying dividends consistently.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Equity Income Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               1994        -1.24%
                               1995        38.90%
                               1996        18.69%
                               1997        34.39%
                               1998        17.62%
                               1999        -2.51%
                               2000        11.37%
                               2001        -3.51%

      ------------------------------------------------------------------
      The Portfolio's year-to-date return as of the most recent calendar quarter, which ended September 30, 2002, was -20.33%.
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 13.21% (quarter ended June 30, 1997), and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).

10

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                          1 YEAR   5 YEARS    SINCE INCEPTION*
     --------------------------------------------------------------------------
     Equity Income Portfolio              -3.51%    10.61%         12.94%
     Russell 1000 Value Index             -5.59     11.13          13.47
     --------------------------------------------------------------------------
     *Since inception returns are as of the inception date of the Portfolio--
      June 7, 1993.
     --------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended June 30, 2002.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.34%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.03%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.37%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $38           $119            $208           $468
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--DIVERSIFIED VALUE PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Diversified Value Portfolio.

INVESTMENT OBJECTIVE
The Diversified Value Portfolio seeks to provide long-term growth of capital. As a secondary objective, the Portfolio seeks to provide some dividend income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in common stocks of large and medium-size companies whose stocks are considered by the adviser to be undervalued and out of favor with investors. Such "value" stocks typically have above-average dividend yields and/or below-average prices in relation to such financial measures as earnings and book value.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from value stocks will trail returns from the overall stock market. Value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

11

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Diversified Value Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               2000       26.03%
                               2001        0.76%

      ------------------------------------------------------------------
      The Portfolio's year-to-date return as of the most recent calendar quarter, which ended September 30, 2002, was -18.06%.
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.44% (quarter ended September 30, 2000), and the lowest return for a quarter was -16.86% (quarter ended September 30, 2002).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                                   1 YEAR     SINCE INCEPTION*
     --------------------------------------------------------------------------
     Diversified Value Portfolio                    0.76%           3.47%
     Standard & Poor's 500/Barra Value Index      -11.71            1.57
     --------------------------------------------------------------------------
     *Since inception returns are as of the inception date of the Portfolio--
      February 8, 1999.
     --------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended June 30, 2002.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.44%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.03%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.47%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $48            $151           $263           $591
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

12

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--TOTAL STOCK MARKET INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Total Stock Market Index Portfolio.

INVESTMENT OBJECTIVE
The Total Stock Market Index Portfolio seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.

PRIMARY INVESTMENT STRATEGIES

The Portfolio employs a "passive management"--or indexing--investment approach. The Portfolio seeks to track the performance of the Wilshire 5000 Total Market Index by investing primarily in three Vanguard funds--Vanguard(R) Total Stock Market Index Fund, Vanguard Variable Insurance Fund-Equity Index Portfolio, and Vanguard(R) Extended Market Index Fund. The Wilshire 5000 Total Market Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the NASDAQ over-the-counter market.

PRIMARY RISK
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The Portfolio began operations on November 15, 2002, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Total Annual Portfolio Operating Expenses:                     None*

  *Although the Portfolio is not expected to incur any net expenses directly, the Portfolio's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Portfolio invests. The Portfolio's indirect expense ratio, based on its underlying funds, is estimated at 0.20% for the current fiscal year.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses of the Portfolio and its underlying funds match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------
   1 YEAR         3 YEARS
------------------------------
     $20            $64
------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

13

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Index Portfolio.

INVESTMENT OBJECTIVE
The Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to match the performance of a broad-based market index of stocks of large U.S. companies.

PRIMARY INVESTMENT STRATEGIES

The Portfolio employs a "passive" management--or indexing--investment approach, by holding all of the stocks in the Standard & Poor's 500 Index in about the same proportions as they are represented in the Index. Stocks that make up the Index, and thus the Portfolio's holdings, are weighted according to each stock's market capitalization (shares outstanding x share price). For example, if a specific stock represented 3% of the S&P 500 Index, the Portfolio would invest 3% of its assets in that stock. All or substantially all of the Portfolio's assets will be invested in stocks that make up the Index.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Although the S&P 500 Index represents about 80% of the market value of the entire U.S. stock market, large-cap stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Equity Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               1992         7.36%
                               1993         9.77%
                               1994         1.14%
                               1995        37.37%
                               1996        22.86%
                               1997        33.17%
                               1998        28.68%
                               1999        21.05%
                               2000        -9.04%
                               2001       -12.00%

      ------------------------------------------------------------------
      The Portfolio's year-to-date return as of the most recent calendar quarter, which ended September 30, 2002, was -28.14%.
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.42% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.18% (quarter ended September 30, 2002).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                          1 YEAR       5 YEARS        10 YEARS
     --------------------------------------------------------------------------
     Equity Index Portfolio               -12.00%       10.67%         12.82%
     Standard & Poor's 500 Index          -11.89        10.70          12.94
     --------------------------------------------------------------------------

14

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended June 30, 2002.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.15%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.03%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.18%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $18            $58            $101           $230
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--MID-CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Mid-Cap Index Portfolio.

INVESTMENT OBJECTIVE
The Mid-Cap Index Portfolio seeks to provide long-term growth of capital by attempting to match the performance of a broad-based market index of stocks of medium-size U.S. companies.

PRIMARY INVESTMENT STRATEGIES

The Portfolio employs a "passive management"--or indexing--investment approach, by holding the stocks in the Standard & Poor's MidCap 400 Index in about the same proportions as they are represented in the Index. Stocks that make up the Index, and thus the Portfolio's holdings, are weighted according to each stock's market capitalization. For example, if a specific stock represented 3% of the S&P MidCap 400 Index, the Portfolio would invest 3% of its assets in that stock. All or substantially all of the Portfolio's assets will be invested in stocks that make up the Index.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Mid-cap stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

15

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Mid-Cap Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               2000         17.93%
                               2001         -0.53%

      ------------------------------------------------------------------
      The Portfolio's year-to-date return as of the most recent calendar quarter, which ended September 30, 2002, was -19.32%.
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 18.02% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.57% (quarter ended September 30, 2002).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                                   1 YEAR     SINCE INCEPTION*
     --------------------------------------------------------------------------
     Mid-Cap Index Portfolio                       -0.53%           14.16%
     Standard & Poor's MidCap 400 Index            -0.60            13.74
     --------------------------------------------------------------------------
     *Since inception returns are as of the inception date of the Portfolio--
      February 9, 1999.
     --------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended June 30, 2002.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.22%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.05%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.27%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $28            $87            $152           $343
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

16

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--SMALL-CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Small-Cap Index Portfolio.

INVESTMENT OBJECTIVE
The Small-Cap Index Portfolio seeks to match the performance of a benchmark index that measures investment returns of small-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES

The Portfolio employs a "passive management"--or indexing--investment approach, by holding the stocks of the Russell 2000 Index in about the same proportions as they are represented in the Index. The Russell 2000 Index is made up of the 2,000 smallest companies from the list of the 3,000 largest U.S. companies. Stocks that make up the Index, and thus the Portfolio's holdings, are weighted according to each stock's market capitalization. For example, if a specific stock represents 3% of the Russell 2000 Index, the Portfolio would invest 3% of its assets in that stock. All or substantially all of the Portfolio's assets will be invested in stocks that make up the Index.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently. These periods have, in the past, lasted for as long as several years.

     Keep in mind that an index portfolio has operating expenses; a market index does not. Therefore, an index portfolio--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The Portfolio began operations on November 15, 2002, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.24%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.03%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.27%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

----------------------------
   1 YEAR         3 YEARS
----------------------------
     $28            $87
----------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

17

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Growth Portfolio.

INVESTMENT OBJECTIVE
The Growth Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in large-capitalization stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. Because the Portfolio invests a higher percentage of assets in its ten largest holdings than the average stock fund, the Portfolio is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Growth Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another for the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS*
      ------------------------------------------------------------------
                               1994         4.29%
                               1995        38.33%
                               1996        26.90%
                               1997        26.64%
                               1998        40.75%
                               1999        22.43%
                               2000       -20.01%
                               2001       -31.83%

      ------------------------------------------------------------------
      *Prior to June 22, 2001, Lincoln Capital Management Company served as the Portfolio's adviser. The Portfolio's current adviser is Alliance Capital Management L.P. The Portfolio's year-to-date return as of the most recent calendar quarter, which ended September 30, 2002, was -39.13%.
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 24.90% (quarter ended December 31, 1998), and the lowest return for a quarter was -31.21% (quarter ended March 31, 2001).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                          1 YEAR   5 YEARS    SINCE INCEPTION*
     --------------------------------------------------------------------------
     Growth Portfolio                    -31.83%     3.54%         10.26%
     Russell 1000 Growth Index           -20.42      8.27          12.59
     --------------------------------------------------------------------------
     *Since inception returns are as of the inception date of the Portfolio--
      June 7, 1993.
     --------------------------------------------------------------------------

18

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended June 30, 2002.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.35%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.04%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.39%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $40           $125            $219           $493
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Capital Growth Portfolio.

INVESTMENT OBJECTIVE
The Capital Growth Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in stocks with above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of large- and mid-capitalization stocks.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from large- and mid-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The Portfolio began operations on November 15, 2002, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

19

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.44%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.04%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.48%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

----------------------------
   1 YEAR         3 YEARS
----------------------------
     $49           $154
----------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Small Company Growth Portfolio.

INVESTMENT OBJECTIVE
The Small Company Growth Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-$2 billion). These companies are considered by the Portfolio's advisers to have above-average prospects for growth, but often provide little or no dividend income.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Small-cap growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Small Company Growth Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

20

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               1997        13.27%
                               1998         7.95%
                               1999        61.34%
                               2000        15.80%
                               2001         5.59%

      ------------------------------------------------------------------
      The Portfolio's year-to-date return as of the most recent calendar quarter, which ended September 30, 2002, was -27.96%.
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 47.30% (quarter ended December 31, 1999), and the lowest return for a quarter was -19.00% (quarter ended September 30, 2001).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                          1 YEAR     5 YEARS   SINCE INCEPTION*
     --------------------------------------------------------------------------
     Small Company Growth Portfolio        5.59%      19.26%        16.58%
     Russell 2000 Growth Index            -9.23        2.87          1.58
     --------------------------------------------------------------------------
     *Since inception returns are as of the inception date of the Portfolio--
      June 3, 1996.
     --------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended June 30, 2002.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.52%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.03%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.55%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $56            $176           $307           $689
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

21

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-International Portfolio.

INVESTMENT OBJECTIVE
The International Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in the stocks of seasoned companies located outside of the United States. In selecting stocks, the investment adviser evaluates foreign markets around the world. Within markets regarded as having favorable investment climates, the adviser selects companies with above-average growth potential whose stocks sell at reasonable prices.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition to facing stock market risk, the Portfolio is subject to the risks associated with foreign investing. The Portfolio's performance could be hurt by:
- Currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies.
- Country risk, which is the chance that a country's economy will be hurt by political troubles, financial problems, or natural disasters.
- Investment-style risk, which is the chance that returns from growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the International Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                              1995        15.90%
                              1996        14.60%
                              1997         3.34%
                              1998        18.83%
                              1999        25.39%
                              2000        -6.70%
                              2001       -18.62%

      ------------------------------------------------------------------
      The Portfolio's year-to-date return as of the most recent calendar quarter, which ended September 30, 2002, was -23.50%.
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.12% (quarter ended December 31, 1999), and the lowest return for a quarter was -20.53% (quarter ended September 30, 2002).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                           1 YEAR   5 YEARS    SINCE INCEPTION*
     --------------------------------------------------------------------------
     International Portfolio              -18.62%     3.18%          6.20%
     Morgan Stanley Capital International
      Europe, Australasia, Far East
      (MSCI EAFE) Index                   -22.01      0.75           2.57
     --------------------------------------------------------------------------
     *Since inception returns are as of the inception date of the Portfolio--
      June 3, 1994.
     --------------------------------------------------------------------------

22

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended June 30, 2002.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.44%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.10%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.54%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $55            $173           $302           $677
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--REIT INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-REIT Index Portfolio.

INVESTMENT OBJECTIVE
The REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests at least 98% of its assets in the stocks of real estate investment trusts (REITs), which own office buildings, hotels, shopping centers, and other properties; the remaining assets are invested in cash investments. The Portfolio employs a "passive management"--or indexing--investment approach, by holding a mix of securities that seeks to match the performance of the Morgan Stanley REIT Index, a benchmark of U.S. REITs. Holdings of the Index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The Portfolio holds each stock found in the Index in approximately the same proportion as represented in the Index itself. For example, if a specific stock represented 2% of the Morgan Stanley REIT Index, the Portfolio would invest 2% of its assets in that stock.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Real estate industry risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, real estate industry risk is high.
- Investment style risk, which is the chance that returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
- Interest rate risk, which is the chance that REIT stock prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Portfolio.

23

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the REIT Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               2000        26.29%
                               2001        12.14%

      ------------------------------------------------------------------
      The Portfolio's year-to-date return as of the most recent calendar quarter, which ended September 30, 2002, was 3.45%.
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 10.65% (quarter ended June 30, 2001), and the lowest return for a quarter was -8.49% (quarter ended September 30, 2002).

      ---------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      ---------------------------------------------------------------------
                                             1 YEAR      SINCE INCEPTION*
      ---------------------------------------------------------------------
      REIT Index Portfolio                   12.14%           11.89%
      Morgan Stanley REIT Index              12.83            12.30
      Target REIT Composite**                12.65            12.12
      ---------------------------------------------------------------------
       *Since inception returns are as of the inception date of the
        Portfolio--February 9, 1999.
      **The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
      ---------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended June 30, 2002.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                      None
  Purchase Fee:                                                  None
  Sales Charge (Load) Imposed on Reinvested Dividends:           None
  Redemption Fee:                                                None

  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
  Management Expenses:                                          0.32%
  12b-1 Distribution Fee:                                        None
  Other Expenses:                                               0.05%
   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                   0.37%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

24

------------------------------------------------------------
   1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------
     $38            $119           $208           $468
------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

MORE ON THE PORTFOLIOS

This prospectus describes the primary risks you would face as an investor in any of the Portfolios of Vanguard Variable Insurance Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true:
The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio shareholder.
     Each of the Portfolios follows a distinct set of investment policies and strategies. This section explains the Primary investment strategies and policies that each Portfolio uses in pursuit of its objective.

     The section begins with policy information that applies to all the Portfolios. Next is information specific to the Money Market Portfolio, the three bond Portfolios, the Balanced Portfolio, and the eleven Portfolios that invest in stocks.

     The Fund's board of trustees, which oversees the management of the Portfolios, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET RISK

[FLAG] EACH OF THE PORTFOLIOS IS SUBJECT TO MARKET  RISK--THAT IS,  FLUCTUATIONS
     IN RETURNS CAUSED BY THE RISE AND FALL OF YIELDS AND PRICES WITHIN THE OVERALL MARKETS IN WHICH EACH PORTFOLIO INVESTS.

     You'll find more details about the risks that you would face as an investor as you read about each Portfolio on the following pages.

MANAGER RISK
Ten of the Portfolios are actively managed, meaning that their investment advisers buy and sell securities based on research, judgment, and analysis in an attempt to outperform the market as a whole. These ten Portfolios are the MONEY MARKET, SHORT-TERM CORPORATE, HIGH YIELD BOND, BALANCED, EQUITY INCOME, DIVERSIFIED VALUE, GROWTH, CAPITAL GROWTH, SMALL COMPANY GROWTH, and INTERNATIONAL PORTFOLIOS.

[FLAG] BECAUSE  THEY ARE  ACTIVELY  MANAGED,  THESE  PORTFOLIOS  ARE  SUBJECT TO
     MANAGER RISK, WHICH IS THE CHANCE THAT THEIR ADVISERS WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH EACH PORTFOLIO INVESTS.

     Six Portfolios--TOTAL BOND MARKET INDEX, TOTAL STOCK MARKET INDEX, EQUITY INDEX, MID-CAP INDEX, SMALL_CAP INDEX, and REIT INDEX--are index funds. Index funds are "passively" managed, meaning that their investment advisers try to match, as closely as possible, the performance of an established target index. Index funds do this by holding either all--or a representative sample--of the securities in the target index, or by investing in other index portfolios that seek to track subsets of a target index. So, instead of trying to outperform the market as a whole, index funds simply mirror what their target indexes do, for better or worse. These Portfolios are subject to market risk--share price fluctuations caused by the rise and fall of prices of the overall markets in which they invest--but are not subject to manager risk.

FUTURES AND OPTIONS CONTRACTS
Except for the Money Market Portfolio, all of the Portfolios may invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Equity Index, Mid-Cap Index, and Small-Cap Index Portfolios may also invest in warrants, convertible securities, and swap agreements. The Short-Term Corporate and High Yield Bond Portfolios may also invest in credit swaps and interest rate swaps. The Balanced and Total Bond Market Index Portfolios may also invest in less risky classes of collateralized mortgage obligations (CMOs). Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolios will not use futures for speculative purposes or as

25

leveraged investments that magnify gains or losses. The Index Portfolios use futures only for the purpose of matching their target indexes. To the extent that the REIT Index Portfolio invests in futures, it will not have 98% of its assets in REIT stocks. A Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The reasons for which a Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds or stocks.
- To reduce a Portfolio's transaction costs or add value when these instruments are favorably priced.



OVERVIEW OF THE MONEY MARKET PORTFOLIO
The MONEY MARKET Portfolio's primary policy is to invest in very high-quality money market instruments--also known as cash investments or cash equivalents. These instruments are considered short-term (i.e., they mature in 13 months or less). The Portfolio will maintain a dollar-weighted average maturity of 90 days or less.

[FLAG] THE  PORTFOLIO  IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE
     PORTFOLIO'S DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. BECAUSE THE PORTFOLIO'S INCOME IS BASED ON SHORT-TERM INTEREST RATES--WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS--INCOME RISK IS EXPECTED TO BE HIGH.

     Vanguard's Fixed Income Group (Vanguard), adviser to the Money Market Portfolio, selects high-quality money market instruments. The Portfolio invests in certificates of deposit, banker's acceptances, commercial paper, and other money market securities rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's Corporation. Securities that are unrated must be issued by a corporation with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, and in securities issued by the U.S. Treasury and federal government agencies and instrumentalities, such as the Federal Home Loan Bank.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                           MONEY MARKET INSTRUMENTS

The term "money market instruments" refers to a variety of short-term, liquid investments, usually with a maturity of 13 months or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which is a promissory note issued by a large company or financial firm; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay a fixed, variable, or floating rate of interest.

--------------------------------------------------------------------------------

     The Money Market Portfolio may also invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include: the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

26

[FLAG] THE PORTFOLIO IS SUBJECT,  TO A LIMITED EXTENT,  TO CREDIT RISK, WHICH IS
     THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are not freely marketable or are subject to legal restrictions on their sale.
     The Portfolio also may invest, to a limited extent, in adjustable-rate securities, which are traditional types of derivatives. As the name implies, a floating-rate security's interest rate fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis and are closely correlated to changes in money market interest rates.

OVERVIEW OF THE BOND PORTFOLIOS
The SHORT-TERM CORPORATE, TOTAL BOND MARKET INDEX, and HIGH YIELD BOND PORTFOLIOS each seek to provide a high level of income consistent with their respective credit-quality and maturity guidelines. The Portfolios invest in various types of fixed-income securities (or bonds).

[FLAG] EACH OF THE THREE  PORTFOLIOS  IS SUBJECT TO VARYING  LEVELS OF  INTEREST
     RATE RISK--THE CHANCE THAT BOND PRICES WILL FALL WHEN INTEREST RATES RISE.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates such as those issued by the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                           BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

     In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Short-Term Corporate Portfolio is expected to have a comparatively low level of interest rate risk. The Total Bond Market Index and High Yield Bond Portfolios are expected to have a moderate level of interest rate risk because their holdings have an intermediate-term average maturity.
     Each Portfolio is also subject to credit risk--the chance that its share price could decline if issuers of the bonds it holds experience financial difficulties. Credit risk is expected to be low for the Short-Term Corporate and Total Bond Market Index Portfolios because they invest primarily in bonds with high credit-quality ratings. Credit risk is expected to be high for the High Yield Bond Portfolio because it invests primarily in bonds issued by corporations with relatively low credit- quality ratings.
     In addition, each of the bond Portfolios is subject to income risk--the chance that dividends paid from net interest income will decline because of a decline in overall interest rates. In general, income risk is highest for short-term bond funds and lowest for long-term bond funds. Accordingly, the Short-Term Corporate Portfolio is expected to have a relatively high level of income risk.

FOREIGN BONDS
Each of the bond Portfolios may invest in bonds of foreign issuers, so long as the securities are denominated in U.S. dollars. To the extent that it owns foreign bonds, a Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheavals, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that a rise in the value of the U.S. dollar versus foreign currencies could make it difficult for a foreign bond issuer to make payments on its dollar-denominated bonds.

27

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is determined by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated equivalent to or in one of the four highest rating categories are considered "investment-grade." Unrated bonds may be considered by the adviser to be equivalent to investment-grade.
--------------------------------------------------------------------------------

SHORT-TERM CORPORATE PORTFOLIO
The Short-Term Corporate Portfolio invests primarily in a variety of high-quality--and, to a lesser extent, medium-quality--fixed income securities. The Portfolio maintains a dollar-weighted average maturity of between 1 and 3 years. At least 80% of the Portfolio's assets will be invested in corporate fixed income securities. Depending on the outlook for interest rates, the adviser may adjust the average maturity of the Portfolio's holdings within the target range. The adviser also may attempt to improve the Portfolio's total return by emphasizing sectors and individual securities that appear to offer good value.

     At least 70% of the Portfolio's assets will be invested in high-grade bonds, which are listed in one of the top three rating categories by an independent bond-rating agency. The remaining assets may be invested in fixed income securities listed in the fourth-highest rating category by an independent agency. If the credit rating of a security owned by the Portfolio is lowered, the Portfolio may continue to hold the security if the adviser considers it advantageous to do so.
     Although the Portfolio invests primarily in corporate debt securities, it may invest in other types of instruments. The list below shows, at a glance, an explanation of the types of financial instruments that may be purchased by the Portfolio.
- CORPORATE DEBT OBLIGATIONS--usually called bonds--represent loans by an investor to a corporation.
- U.S. GOVERNMENT AND AGENCY BONDS represent loans by an investor to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.
- STATE AND MUNICIPAL BONDS represent loans by an investor to a state or municipal government, or one of their agencies or instrumentalities.
- CASH INVESTMENTS is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Portfolio to commercial banks or large securities dealers.
-    FUTURES,  OPTIONS,  AND OTHER  DERIVATIVES  may  represent up to 20% of the
     Portfolio's total assets. These investments may be in bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives.
- ASSET-BACKED SECURITIES are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict and driven by borrowers' prepayments.
- INTERNATIONAL DOLLAR-DENOMINATED BONDS are bonds denominated in U.S. dollars issued by foreign governments and companies.
- PREFERRED STOCKS distribute set dividends from the issuer. The preferred stockholder's claim on the issuer's income and assets ranks before that of common stockholders, but after that of bondholders.
- CONVERTIBLE SECURITIES are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
- COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity.

- ILLIQUID SECURITIES are securities that the Portfolio may not be able to sell in the ordinary course of business. The Portfolio may invest up to 15% of its net assets in these securities. RESTRICTED SECURITIES are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified institutional buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Portfolio without limit.

28

TOTAL BOND MARKET INDEX PORTFOLIO

The Total Bond Market Index Portfolio invests in a statistically selected sample of fixed income and mortgage-backed securities in an attempt to parallel the performance of the Lehman Brothers Aggregate Bond Index. This Index is a widely recognized benchmark for the U.S. bond market and consists of close to 6,900 government, corporate, mortgage-backed, asset-backed, and international dollar-denominated bonds. The statistical sampling technique is used because it would be impractical and too costly to actually own all of the securities that make up the Index. The Portfolio invests at least 80% of its assets in bonds represented in the Index.
     The Lehman Brothers Aggregate Bond Index comprises four major types of taxable bonds in the United States: U.S. Treasury and agency securities, corporate bonds, foreign bonds denominated in U.S. dollars, and mortgage-backed securities. As of June 30, 2002, these four types of bonds represented the following proportions of the Portfolio's market value:

--------------------------------------------------------------------------------
                                                        PORTION OF PORTFOLIO'S
TYPE OF BOND                                                 MARKET VALUE
-------------------------------------------------------------------------------
Corporate                                                         38.0%
Mortgage-backed                                                   38.0
U.S. Treasury and government agency                               22.9
Foreign                                                            1.1
-------------------------------------------------------------------------------

     Since 1991, the effective dollar-weighted average maturity of the Portfolio has ranged from a high of 13.0 years to a low of 7.4 years; it was 8.0 years on June 30, 2002. The Portfolio attempts to remain fully invested in bonds at all times.
     In attempting to parallel the Index's performance, the adviser selects securities that, as a group, have characteristics similar to those of the Index. These characteristics include risk factors that measure yield-curve exposures relative to the Index (i.e., the distribution of coupon payments and maturity payments over time) and spread exposures relative to the Index (i.e., the exposure to changes in yield spreads between corporate bonds and Treasury bonds).
     To enhance the Portfolio's return, the adviser uses a "corporate substitution" strategy. This means that the Portfolio invests up to 15% more of its assets in short-term, high-quality corporate bonds (1- to 4-year maturities) than does the Index, while holding up to 15% less of its assets in short-term Treasury securities.
     The corporate substitution strategy may increase the Portfolio's income, but it may also marginally increase its exposure to credit risk. The adviser attempts to mitigate the additional risk by widely diversifying the corporate bond holdings. Overall, the Portfolio's credit risk is expected to be low.
     Besides investing in fixed income securities that make up its target index, the Portfolio may invest up to 20% of its assets in fixed income securities not in the target index. The Portfolio may purchase nonpublic investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index.

MORTGAGE-BACKED SECURITIES AND PREPAYMENT RISK
The Portfolio invests a substantial portion of its assets in mortgage-backed securities, which represent partial ownership in pools of mortgage loans. Unlike ordinary bonds, which usually repay principal upon maturity, mortgage-backed securities pay some principal along with interest as part of their periodic payments. Because it holds mortgage-backed securities, the Portfolio is subject to prepayment risk--the chance that, when interest rates are falling, homeowners and other mortgage borrowers will repay their loans earlier than scheduled by refinancing at lower rates. Because of prepayment risk, mortgage-backed securities generally do not enjoy as large a gain in market value as do other bonds during periods of falling interest rates. Also, when prepayments occur, the Portfolio will have to reinvest the proceeds at generally lower rates, thereby reducing its income. Conversely, when interest rates rise, borrowers are less likely to prepay mortgage loans, so the market value of mortgage-backed securities may decline more than the market values of ordinary bonds. To compensate investors for these risks, mortgage-backed securities generally offer higher yields than bonds of comparable credit quality and maturity. The credit quality of mortgage-backed securities is high. The Portfolio may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority
(FHA). The U.S. government guarantees the timely payment of interest and principal on GNMA securities. Securities from other government-sponsored entities are generally not secured by an explicit pledge of the U.S. government. Guarantees by the U.S. government or its agencies are limited to the timely payment of interest and principal; the market values of such securities are not guaranteed and can fluctuate widely. The Portfolio also may invest in conventional mortgage securities to the extent that these securities are represented in the Index. Conventional mortgage securities are packaged by private corporations and not guaranteed by the U.S. government.

29

HIGH YIELD BOND PORTFOLIO
The High Yield Bond Portfolio invests in a diversified group of high-yielding corporate bonds, commonly known as "junk bonds." The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's or, if unrated, of comparable quality as determined by the Portfolio's adviser. For purposes of the Portfolio's 80% policy, assets refers to net assets plus borrowings for investment purposes. These bonds are considered to be "below investment-grade," meaning that they carry a high degree of risk and are considered speculative. No more than 20% of the Portfolio's assets may be invested in debt securities rated less than B or unrated, convertible securities, or preferred stocks. The Portfolio will not invest in securities that are rated less than Caa ("substantial risk, in poor standing") by Moody's or CCC by Standard & Poor's or, if unrated, of comparable quality as determined by the Portfolio's adviser. If the credit rating of a security held by the Portfolio is later downgraded below Caa or CCC, the Portfolio may continue to hold it, and it will be sold only if the adviser believes it would be advantageous to do so.

[FLAG] BECAUSE IT INVESTS IN HIGH-YIELD  BONDS--WHOSE  PRICES AND CREDIT QUALITY
     CAN CHANGE SUDDENLY AND UNEXPECTEDLY--THE PORTFOLIO IS SUBJECT TO A HIGH DEGREE OF CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER. PRICES OF HIGH-YIELD SECURITIES ARE LIKELY TO FLUCTUATE MORE SEVERELY THAN PRICES OF
     INVESTMENT-GRADE BONDS, AND MAY FLUCTUATE INDEPENDENTLY FROM THE BROADER BOND MARKET.

     The Portfolio's adviser selects securities on an individual basis after researching--among other things--the nature of a company's business, its strategy, and the quality of its management. The adviser looks for bonds with attractive yields issued by companies whose financial prospects are stable or improving.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                               HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on their debts in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------

     The share price of the High Yield Bond Portfolio is influenced not only by changing interest rates and by market perceptions of credit quality but also by the outlook for economic growth. When the economy appears to be weakening or shrinking, investors may fear that defaults on high-yield bonds will increase and that the market value of high-yield bonds will decline even if other bond prices are rising due to a decline in prevailing interest rates.
     During such periods, trading activity in the market for high-yield bonds may slow, and it may become more difficult to find buyers for the bonds. In such conditions, prices of high-yield bonds could decline suddenly and substantially, and the Portfolio could be forced to sell securities at a significant loss to meet shareholder redemptions. Also, there may be significant disparities in the prices quoted for high-yield securities by bond dealers, making it difficult for the Portfolio to value its securities accurately. As of June 30, 2002, the Portfolio's holdings had the following credit-quality characteristics:

--------------------------------------------------------------------
INVESTMENT                      PERCENTAGE OF PORTFOLIO'S NET ASSETS
--------------------------------------------------------------------
Corporate bonds
 A
 Baa                                             7.6%
 Ba                                             44.3
 B                                              40.0
 Not Rated                                       1.7
U.S. Treasury securities                         6.4
--------------------------------------------------------------------

     The Portfolio's adviser seeks to mitigate credit risk by diversifying holdings across many issuers and a wide variety of industries. As of June 30, 2002, the Portfolio held the bonds of 167 corporate issuers. The adviser also seeks to mitigate risk by making its own independent and ongoing assessment of the credit quality of the Portfolio's holdings, rather than relying solely on the credit-quality analyses of rating agencies.

30

     The Portfolio may invest in asset-backed securities--i.e., bonds that represent partial ownership in pools of consumer or commercial loans, such as mortgage loans, automobile loans, or credit-card balances. The value of asset-backed securities ultimately depends on repayments by the underlying borrowers. A primary risk of asset-backed securities is that it is difficult to predict how prepayments by borrowers will affect the maturity of such investments.
     The Portfolio may invest in restricted, privately placed securities that, under SEC rules, may only be sold to qualified institutional buyers. Because these securities can only be resold to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for the Portfolio to convert to cash if needed.
     The Portfolio will not invest more than 15% of its net assets in illiquid securities. If a substantial market develops for a restricted security held by the Portfolio, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's board of trustees. While the Portfolio's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. The factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.

OVERVIEW OF THE BALANCED PORTFOLIO
The BALANCED PORTFOLIO invests in both stocks and bonds. It invests 60% to 70% of its assets in common stocks, with an emphasis on dividend-paying stocks of well-established large or medium-size companies. The Portfolio invests 30% to 40% of its assets in high-quality intermediate- and long-term bonds that the adviser believes will generate a high and sustainable level of income. The combination of stocks and bonds is intended to conserve capital, provide a reasonable level of current income, and offer the potential for long-term growth of capital and income.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.
--------------------------------------------------------------------------------

     In building the Portfolio's stock holdings, the adviser seeks to purchase companies whose prospects are improving but whose share prices do not reflect their value. The adviser's goal is to identify and purchase these securities before their value is recognized by other investors. The adviser emphasizes stocks that, on average, provide a higher level of dividend income than stocks in the overall market generally provide. By purchasing a diversified group of such "value" stocks, the adviser hopes to assemble a portfolio that will produce increased income and capital appreciation over time, with moderate risk in comparison with the stock market as a whole.
     In selecting the Portfolio's bond holdings, the adviser emphasizes corporate bonds issued by high-quality companies. The Portfolio also invests in bonds issued by the U.S. government and government agencies and in mortgage-backed securities. To generate a relatively stable stream of interest income, the adviser does not generally make large adjustments in the average maturity of the Portfolio's bond holdings in anticipation of changes in interest rates.
     A breakdown of the Portfolio's bond holdings (which amounted to 34% of the Portfolio's net assets) as of June 30, 2002, follows:

------------------------------------------------------------------------------
TYPE OF BOND                           PERCENTAGE OF PORTFOLIO'S BOND HOLDINGS
------------------------------------------------------------------------------
Corporate                                              76.6%
U.S. Treasury and government agency                    20.6
Foreign                                                 2.8
Other                                                   0.0
------------------------------------------------------------------------------

     The adviser purchases bonds that are investment-grade quality--i.e., bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. The dollar-weighted average quality of bonds held by the Portfolio as of June 30, 2002, was Aa3, according to Moody's.
     Although the Portfolio may hold any mix of stocks, bonds, and cash investments it deems desirable, the adviser generally adjusts the allocation only gradually and only within the target ranges of 60% to 70% for stocks and 30% to 40% for bonds. Such allocation changes can occur for any of three reasons:
-    To improve the Portfolio's income stream.
-    Because one type of asset has significantly outperformed the other.
-    Because the adviser sees greater value in one type of asset than another.

31

     The Portfolio may invest up to 20% of its total assets in foreign securities. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheavals, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.

OVERVIEW OF THE STOCK PORTFOLIOS
The EQUITY INCOME, DIVERSIFIED VALUE, EQUITY INDEX, MID-CAP INDEX, GROWTH, CAPITAL GROWTH, SMALL COMPANY GROWTH, INTERNATIONAL, and REIT INDEX PORTFOLIOS invest mainly in common stocks, although each has its own strategies and types of holdings. The TOTAL STOCK MARKET INDEX PORTFOLIO simply invests in shares of other mutual funds.
     Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[FLAG] EACH PORTFOLIO IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     Except for the International Portfolio, which invests primarily in stocks of companies outside of the United States, the Portfolios invest primarily in stocks of U.S. companies. To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term. (You will find a chart illustrating the volatility of the international stock market on page 36.)

--------------------------------------------------------------------------------
                    U.S. STOCK MARKET RETURNS (1926-2001)
--------------------------------------------------------------------------------
                                           1 YEAR  5 YEARS  10 YEARS   20 YEARS
--------------------------------------------------------------------------------
Best                                        54.2%    28.6%   19.9%      17.8%
Worst                                      -43.1    -12.4    -0.8        3.1
Average                                     12.6     11.1    11.2       11.4
--------------------------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or any of these Portfolios in particular.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                         VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison with such factors as earnings and book value, and these stocks typically have above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book values. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
--------------------------------------------------------------------------------

32

INVESTMENT STYLES
Mutual funds that invest in U.S. stocks can be classified according to the average market capitalization (shares outstanding x market price) of their holdings. The usual categories are small-cap, mid-cap, and large-cap. Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those.

[FLAG] EACH PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, SPECIFIC TYPES OF STOCKS (FOR INSTANCE, SMALL-CAP STOCKS, VALUE STOCKS OR HEALTH CARE STOCKS) TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS. LIKEWISE, INTERNATIONAL STOCKS GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN U.S. STOCKS.

     The following illustration shows how each of the ten Portfolios that invest in U.S. stocks generally fits into these categories. (The International Portfolio invests primarily in large-capitalization growth stocks of companies outside the United States.)

GRID APPEARS HERE
----------------------------------------------------
FUND                       STYLE          MARKET CAP
----------------------------------------------------
Equity Income              VALUE          LARGE
Diversified Value          VALUE          LARGE
Equity Index               BLEND          LARGE
Total Stock Market Index   BLEND          LARGE
Growth                     GROWTH         LARGE
Capital Growth             GROWTH         LARGE
Mid-Cap Index              BLEND          MEDIUM
Small-Cap Index            BLEND          SMALL
REIT Index                 VALUE          SMALL
Small Company Growth       GROWTH         SMALL
----------------------------------------------------

FOREIGN SECURITIES

The International Portfolio invests primarily in foreign securities. None of the other stock Portfolios typically makes significant investments in securities of companies based outside the United States. For the Equity Index, Mid-Cap Index, Small-Cap Index, and REIT Index Portfolios, foreign securities will be held only to the extent that they are represented in the target benchmark indexes. The Equity Income, Capital Growth, Diversified VAlue, Growth, and Small Company
Growth Portfolios may each invest up to 20% of their assets in foreign securities.
     To the extent that a Portfolio holds foreign  securities,  it is subject to
(1) country risk, which is the chance that domestic events--such as political upheavals, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.

EQUITY INCOME PORTFOLIO
The Equity Income Portfolio invests at least 80% of its assets in dividend-paying stocks of large, well-established U.S. companies. The Portfolio's adviser selects a diversified group of stocks after evaluating companies that have dividend yields (annualized dividends divided by stock price) at least 25% higher than the average dividend yield of the Standard & Poor's Industrial Index, a corporate commitment and the financial ability to pay dividends consistently, a market capitalization of at least $3 billion, and the potential for long-term capital appreciation.

     The Portfolio's investment philosophy reflects a belief that dividend income is an important component of long-term total returns and that dividend income is a more stable source of returns than capital change, which can be positive or negative. Because dividend income historically has tended to be relatively stable in the short-term, while stock prices fluctuate widely, the total returns of stocks that pay relatively high dividend yields have usually been less volatile than the returns of stocks with low dividend yields.
     Although the Portfolio generally invests primarily in common stocks or securities that are convertible to common stocks, it may invest up to 20% of its assets in cash investments and investment-grade bonds (those that have received one of the top four credit-quality ratings by Standard & Poor's Corporation or Moody's Investors Service).

33

DIVERSIFIED VALUE PORTFOLIO
The Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income by investing mainly in common stocks of mid- and large-capitalization companies. The adviser's method is to research stocks on a company-by-company basis and to develop earnings forecasts for them. From companies that appear to have strong finances and good prospects for growth in earnings and dividends, the adviser selects those whose stock prices appear to be undervalued by the overall market. Such stocks (often called "value" stocks) will typically have above-average current dividend yields and sell at below-average prices in comparison with such fundamentals as their book value and earnings.
     To keep the Portfolio well diversified, the adviser generally invests no more than 15% of the Portfolio's assets in a single industry group. The Portfolio's overall makeup is expected to differ from the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio's performance is likely to differ from the performance of the overall market or broad indexes such as the S&P 500 Index.

TOTAL STOCK MARKET INDEX PORTFOLIO
The Total Stock Market Index Portfolio seeks to match the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio seeks to track the performance of the Wilshire 5000 Total Market Index by investing all or substantially all of its assets in three Vanguard funds--Vanguard Total Stock Market Index Fund, which tracks the Wilshire 5000 Index, Vanguard Variable Insurance Fund-Equity Index Portfolio, which tracks the S&P 500 Index, and Vanguard Extended Market Index Fund, which tracks the Wilshire 4500 Completion Index. The Wilshire 5000 Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the NASDAQ over-the-counter market. The S&P 500 Index is dominated by stocks of large U.S. companies and the Wilshire 4500 Index contains all stocks in the Wilshire 5000 Index, except those stocks included in the S&P 500 Index. The Portfolio allocates approximately 45% of its net assets to Vanguard Total Stock market Index Fund, 40% of its net assets to Vanguard Variable Insurance Fund-Equity Index Portfolio, and 15% to Vanguard Extended Market Index Fund.

EQUITY INDEX PORTFOLIO

The Equity Index Portfolio is a stock index fund that seeks long-term growth of capital and income by attempting to match the performance of the S&P 500 Index, which is made up mainly of stocks of large U.S. companies. These stocks represent approximately 80% of the market value of all U.S. common stocks. In seeking to fully replicate the Index's performance, the Portfolio intends to hold all of the approximately 500 stocks in the Index in about the same proportions as they are represented in the Index. For example, if 3% of the S&P 500 Index were made up of the stock of a specific company, the Portfolio would invest about 3% of its assets in that company. All or substantially all of the Portfolio's assets will be invested in stocks that make up the Index.
     The actual stocks that constitute the Index are chosen by Standard & Poor's Corporation. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 54% of its market capitalization.
     As of June 30, 2002, the five largest companies in the Index were:

-----------------------------------------------------
COMPANY                          PERCENTAGE OF INDEX
-----------------------------------------------------
Microsoft Cort.                          3.3%
General Electric Co.                     3.2
ExxonMobil Corp.                         3.1
Wal-Mart Stores, Inc.                    2.7
Pfizer, Inc.                             2.4
-----------------------------------------------------

MID-CAP INDEX PORTFOLIO
The Mid-Cap Index Portfolio is a stock index fund that seeks long-term growth of capital by attempting to match the performance of the S&P MidCap 400 Index, which is made up of stocks of medium-size U.S. companies. In seeking to replicate the Index's performance, the Portfolio intends to hold all of the approximately 400 stocks in the Index in about the same proportions as they are represented in the Index. For example, if 3% of the S&P MidCap 400 Index were made up of the stock of a specific company, the Portfolio would invest about 3% of its assets in that company. All or substantially all of the Portfolio's assets will be invested in stocks that make up the Index.
     The actual stocks that constitute the Index are chosen by Standard & Poor's Corporation. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 34% of its market capitalization.

34

     As of June 30, 2002, the five largest companies in the Index were:

-----------------------------------------------------
COMPANY                          PERCENTAGE OF INDEX
-----------------------------------------------------
Electronic Arts Inc.                     1.1%
Quest Diagnostics, Inc.                  1.0
M & T Bank Corp.                         1.0
SunGard Data Systems, Inc.               0.9
North Fork Bancorp, Inc.                 0.8
-----------------------------------------------------

     Mid-cap stocks have been more volatile than--and at times have performed quite differently from--the larger cap stocks that dominate the overall stock market. There is no certainty, however, that this pattern will continue in the future.

SMALL-CAP INDEX PORTFOLIO

The Small-Cap Index Portfolio seeks to match the performance of a benchmark index that measures the investment return of small-capitalization stocks. The Portfolio employs a passive management investment approach designed to track the performance of the Russell 2000 Index, which consists of the 2,000 smallest companies from the list of the 3,000 largest U.S. companies. The Index has a market-capitalization range of approximately $128 million to $1.3 billion. The Portfolio invests all or substantially all of its assets in the stocks that make up the Index. Please see "Indexing Methods" for a description of the Portfolio's replication technique.
     The stocks that constitute the Index are selected by the Frank Russell Company. The Index is weighted according to the market capitalization of the stocks it holds, so the stocks with the highest market values represent the largest portions of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 8% of its market capitalization.
     As of June 30, 2002, the five largest companies in the Index were:

----------------------------------------------------------
COMPANY                                PERCENTAGE OF INDEX
----------------------------------------------------------
J.M. Smucker Co.                               0.2%
Crompton Corp.                                 0.2
Scios, Inc.                                    0.2
Carlisle Co., Inc.                             0.2
Healthcare Realty Trust Inc. REIT              0.2
----------------------------------------------------------

     Small-cap stocks have been more volatile than--and at times have performed quite differently from--the larger cap stocks that dominate the overall stock market. There is no certainty, however, that this pattern will continue in the future.

GROWTH PORTFOLIO
The Growth Portfolio seeks long-term growth of capital by investing in stocks of large-capitalization companies that are among the leaders in their industries. The adviser's internal research staff ranks hundreds of companies based on such fundamental measures as earnings growth and attractive relative valuation. Using a disciplined process, the investment managers make their selections from this group, focusing on companies that they believe are well managed, show above-average earnings growth, and have reasonable stock prices.

[FLAG] BECAUSE THE  PORTFOLIO  INVESTS A HIGHER  PERCENTAGE OF ITS ASSETS IN THE
     SECURITIES OF FEWER ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS, THE PORTFOLIO IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES.

     The Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.

CAPITAL GROWTH PORTFOLIO
The Capital Growth Portfolio seeks to provide long-term growth of capital. The Portfolio consists predominantly of large- and mid-capitalization stocks. The Portfolio's adviser selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Stocks selected for the Portfolio typically have strong positions within their industries, increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams. Using careful analysis, the adviser attempts to quantify a company's "fundamental value." The adviser compares the fundamental value with the market price of the company's stock. The adviser then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental

35

value. Although the Portfolio invests with a long-term horizon of three to five years, the adviser may sell a stock if its market price appears to have risen above its fundamental value, or if other securities appear to be more favorably priced.
     The adviser does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Portfolio's cash levels will increase. Because the Portfolio's selections are determined by an analysis of each individual stock, the Portfolio's makeup may differ substantially from the overall market's characteristics. For example, the proportion of the Portfolio's assets invested in a particular industry may be significantly larger or smaller than that industry's proportion in the overall stock market.

SMALL COMPANY GROWTH PORTFOLIO
The Small Company Growth Portfolio seeks long-term growth of capital by investing primarily in small-capitalization stocks of companies that appear to offer favorable prospects for growth and price appreciation. The Portfolio's stocks are expected to provide only minimal dividend income.

     The median market capitalization of the stocks held in the Portfolio is expected to be below $1 billion. By way of comparison, the median market cap of stocks in the S&P 500 Index, which is dominated by large stocks, is approximately $45.2 billion.

     The Portfolio employs two investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of net assets to be managed by each adviser and may change the proportions as circumstances warrant. The two advisers use active management methods, which means they buy and sell securities based on their judgments about companies and their financial prospects, the prices of securities, and the stock market and the economy in general. Each adviser uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.
     Granahan Investment Management, Inc. (Granahan), which managed about 92% of the Portfolio's assets as of June 30, 2002, categorizes stocks in its portion of the Portfolio's assets into three categories: (1) "Core" growth stocks, representing 40% to 70% of assets, are stocks of companies with demonstrated records of growth and a strong market position based on a proprietary product or service; (2) "Pioneers," 15% to 30% of assets, are stocks of companies that generally have unique technology or other innovations that may lead to new products or expansion into new markets; and (3) "Special Values," 15% to 30% of assets, are stocks of companies whose stock prices are undervalued, given the adviser's view of their prospects for improvement over the next several years.
     Grantham, Mayo, Van Otterloo & Co. LLC (GMO), which managed about 10% of the Portfolio's assets as of June 30, 2002, uses computerized models to select the most attractive small-capitalization growth stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.
     Besides common stocks, the Portfolio may invest in securities that are convertible to common stocks.
     The Portfolio's holdings may include securities issued by small or unseasoned companies with speculative risk characteristics. Small-company stocks historically have been subject to wider fluctuations in share prices and total returns than mid- or large-cap stocks. The reasons for this high degree of price volatility include: Markets for small-cap stocks are less liquid than markets for larger stocks, meaning that during periods of market turbulence it may be difficult to sell small-company stocks; small companies generally may be less able than larger ones to ride out economic downturns; and small-company stocks often pay no dividends.
     The Portfolio trades stocks aggressively, which may result in higher transaction costs for the Portfolio.

INTERNATIONAL PORTFOLIO
The International Portfolio seeks long-term growth of capital by investing in a broadly diversified group of stocks of seasoned companies located outside of the United States. In selecting stocks, the Portfolio's adviser evaluates foreign markets around the world. Depending on its assessment of the business and investment climates in the various markets, the adviser determines the proportion of the Portfolio's assets to allocate to individual countries. Within the chosen markets, the adviser selects companies believed to have above-average growth potential and whose stocks sell at reasonable prices. The adviser generally considers on-site evaluations an important part of the security selection process, and members of its team, therefore, visit more than 3,600 companies worldwide. The companies chosen by the adviser reflect a wide variety of countries and industries.
     The core of the Portfolio--normally constituting 60% to 70% of its total assets--consists of stocks of companies that possess what the adviser believes are sustainable competitive advantages and strong prospects for growth. These core holdings may include small- and mid-cap stocks along with large-cap stocks. The remainder of the Portfolio's assets consist of "non-core" stocks selected to increase the Portfolio's presence in industries or markets in which the near-term outlook is particularly favorable. These non-core holdings typically are large-cap stocks that have historically moved in accordance with their industry or local markets.

36

     The adviser's investment approach results in a Portfolio whose overall characteristics will often differ substantially from those of broad international stock indexes, such as the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. As a result of its different makeup, the Portfolio's performance is apt to differ substantially from time to time from the performance of broad international stock indexes.
     Because it invests mainly in international stocks, the Portfolio is subject to:

[FLAG] CURRENCY  RISK,  WHICH IS THE CHANCE  THAT  INVESTMENTS  IN A  PARTICULAR
     COUNTRY WILL DECLINE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.

     Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars.

[FLAG] COUNTRY RISK, WHICH IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL
     UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS.

     International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.
     Returns on international stocks can be as volatile as--or more volatile than--returns on U.S. stocks. To illustrate the volatility of international stock market returns for the U.S. dollar-based investor, the following table shows the best, worst, and average total returns for international stocks over various periods as measured by the MSCI EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term. Also, keep in mind that past returns are not indicative of future returns and that volatility in the future could be greater or less than past volatility.

--------------------------------------------------------------------------------
               INTERNATIONAL STOCK MARKET RETURNS (1969-2001)
-------------------------------------------------------------------------------
                                   1 YEAR       5 YEARS   10 YEARS    20 YEARS
-------------------------------------------------------------------------------
Best                                69.4%        36.1%      22.0%       15.5%
Worst                              -23.4          0.4        4.4        11.0
Average                             12.3         12.2       13.1        13.5
-------------------------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2001. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Portfolio in particular.
     The Portfolio may enter into forward foreign currency exchange contracts, which can help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Portfolio's securities from falling in value during foreign market downswings. The adviser will use these contracts to eliminate some of the uncertainty of foreign exchange rates.

REIT INDEX PORTFOLIO
The REIT Index Portfolio uses an index approach in seeking to provide a high level of income and moderate long-term growth of capital by attempting to match the performance of the Morgan Stanley REIT Index, a benchmark of U.S. real estate investment trusts (REITs).

37

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                     REITS

Rather than owning properties directly--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. As with any investment in real estate, however, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
--------------------------------------------------------------------------------

     The Portfolio invests in stocks of REITs, which own office buildings, hotels, shopping centers, and other properties. The Portfolio uses a "passive management"--or indexing--investment approach to create a mix of securities that will match, as closely as possible, the performance of the REIT Index. Holdings of the Index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The Portfolio will hold each stock found in the Index in approximately the same proportion as represented in the Index itself. For example, if a specific stock represented 2% of the Morgan Stanley REIT Index, the Portfolio would invest 2% of its assets in that stock.

[FLAG] BECAUSE  IT  INVESTS  IN STOCKS OF REITS,  THE  PORTFOLIO  IS  SUBJECT TO
     SEVERAL RISKS IN ADDITION TO THE RISK OF A GENERAL DECLINE IN THE STOCK MARKET. THESE RISKS INCLUDE:

     REAL ESTATE INDUSTRY RISK, WHICH IS THE CHANCE THAT THE STOCKS OF REITS WILL DECLINE BECAUSE OF ADVERSE DEVELOPMENTS AFFECTING THE REAL ESTATE INDUSTRY AND REAL PROPERTY VALUES.

     INTEREST RATE RISK, WHICH IS THE CHANCE THAT REIT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                TYPES OF REITS

An equity REIT, which owns properties, generates income (from rental and lease payments) and offers the potential for growth (from property appreciation) as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages.
--------------------------------------------------------------------------------

     The Portfolio's returns will be strongly linked to the ups and downs of the commercial real estate market. Real estate goes through up and down market cycles that can be extreme and long-lasting. In general, many factors affect real estate values, including: the supply of, and demand for, properties; the economic health of the nation or of specific geographic regions; and the strength of specific industries that are renting properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, loss of IRS status as a qualified REIT, increases in property taxes, or changes in zoning laws.
     The Morgan Stanley REIT Index comprises stocks of publicly traded equity REITs that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. The REIT Index Portfolio invests in equity REITs only.

     As of June 30, 2002, the Index included 108 REITs. The Index is rebalanced every calendar quarter and whenever a REIT is removed from the Index. A REIT can be removed from the Index because its market capitalization falls below $75 million, or because of corporate activity such as a merger, acquisition, or bankruptcy; IRS removal of REIT status; a fundamental change in the REIT's business; or a change in shares outstanding. REITs in the Morgan Stanley REIT Index tend to be mid- and small-capitalization stocks, with market capitalizations generally below $4 billion. Like small-capitalization stocks in general, REIT stocks can be more volatile than the overall stock market. Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility.

38

     Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types and geographic regions. The Index's makeup, as of June 30, 2002, follows.

------------------------------------------------------------
TYPE OF REIT                            PERCENTAGE OF INDEX
------------------------------------------------------------
Retail                                         23.2%
Apartments                                     22.9
Office                                         21.3
Industrial                                     13.8
Diversified                                    13.0
Hotels                                          5.8
------------------------------------------------------------

     The Portfolio intends to remain at least 98% invested in the stocks of REITs; the remaining assets will be invested in cash investments to maintain liquidity.

PORTFOLIO DIVERSIFICATION
As of June 30, 2002, each of the Fund's actively managed equity Portfolios had invested the following percentage of its net assets in its top ten holdings:

----------------------------------------------------------------------
PORTFOLIO                         PERCENTAGE OF PORTFOLIO'S NET ASSETS
----------------------------------------------------------------------
Equity Income                                    29.9%
Diversified Value                                31.2
Growth                                           45.8
Small Company Growth                             13.4
International                                    29.1
----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                             FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
--------------------------------------------------------------------------------

INVESTING IN REPURCHASE AGREEMENTS
The Portfolios may invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, a Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolios' advisers attempt to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                             REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
--------------------------------------------------------------------------------

TEMPORARY DEFENSIVE MEASURES
Each Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, a Portfolio may succeed in avoiding losses but otherwise fail to achieve its investment objective.

INDEXING METHODS
In seeking to track a particular index, a portfolio with an objective to match the performance of a particular index generally uses one of two methods to select the securities in which it invests.

39

     REPLICATION METHOD. Many stock portfolios--but not bond portfolios--use the replication method of indexing. This means that a portfolio holds each security found in its target index in about the same proportion as represented in the index itself. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a portfolio tracking that index would invest about 5% of its assets in that company. For bond portfolios, replication is an inefficient and costly method of indexing, since there is no liquid market for many of the corporate and agency bonds typically found in a broad bond index. The Equity, Mid-Cap, REIT Index, and Small-Cap Index Portfolios employ this method of indexing.
     SAMPLING METHOD. Because it would be very expensive and inefficient to buy and sell all securities held in certain indexes (the Wilshire 5000 Index, for example, included more than 5,800 separate stocks as of June 30, 2002), many portfolios tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a portfolio selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. For stock portfolios, these include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks. The Total Bond Market Index Portfolio employs this method of indexing.
     "FUND OF FUNDS" METHOD. Yet another indexing approach is to invest in other index portfolios that seek to track subsets of a target index. The Total Stock Market Index Portfolio uses this "fund of funds" approach, which can be very cost-effective and efficient.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 "Fund of Funds"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolios may sell securities regardless of how long they have been held. Historically, the Small Company Growth Portfolio has bought and sold securities frequently, resulting in a high turnover rate. The turnover rates for the Portfolios can be found in the Financial Highlights section of this prospectus, except for the Money Market Portfolio, whose turnover rate is not meaningful because of the very short-term nature of its holdings.

THE PORTFOLIOS AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $540 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.
     The Total Stock Market Index Portfolio indirectly bears a proportionate share of the expenses of the underlying portfolios in which it invests. However, its direct expenses are expected to be very low or zero. The Total Stock Market Index Portfolio may operate without incurring direct expenses because Vanguard will reimburse it for (i) the Portfolio's contribution to the cost of operating the underlying portfolios in which it invests, and (ii) savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio's operations.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

40

INVESTMENT ADVISERS

THE VANGUARD GROUP

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to eight of the Portfolios of Vanguard Variable Insurance Fund.
     Vanguard's Fixed Income Group provides advisory services for the MONEY MARKET, SHORT-TERM CORPORATE, and TOTAL BOND MARKET INDEX PORTFOLIOS. Vanguard's Fixed Income Group provides investment advisory services to many Vanguard funds; as of June 30, 2002, the Fixed Income Group managed more than $211 billion in total assets. The individuals responsible for overseeing the Portfolios' investments are:

- IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategies since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.
- DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991 and has managed portfolio investments and the Money Market Portfolio since 1997. Education: B.S., University of Wisconsin.

- ROBERT F. AUWAERTER, Principal of Vanguard. He has worked in investment management since 1978; has managed portfolio investments since 1979; has been with Vanguard since 1981; and has managed the Short-Term Corporate Portfolio since its inception. Education: B.S., Pennsylvania State University; M.B.A., Northwestern University.

- GREGORY S. NASSOUR, CFA. He has worked in investment management since 1992; has been with Vanguard since 1994; and has managed the Short-Term Corporate Portfolio since 2002. Education: B.S., West Chester University; M.B.A., St. Joseph's University.

- GREGORY DAVIS, CFA. He has worked in investment management with Vanguard since 1999 and has managed the Total Bond Market Index Portfolio since 2002. Education: B.S., Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.
Mr. Glocke, Mr. Auwaerter, Mr. Nassour, and Mr. Davis manage the portfolios on a day-to-day basis. Mr. MacKinnon is responsible for setting the Portfolios' broad investment policies and for overseeing the Portfolio managers.

     For the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Money Market Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
     For the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Short-Term Corporate Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
     For the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Total Bond Market Index Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.

     Vanguard's Quantitative Equity Group provides advisory services for the EQUITY INDEX, MID-CAP INDEX, and REIT INDEX PORTFOLIOS. The TOTAL STOCK MARKET INDEX PORTFOLIO receives advisory services indirectly, by investing in other Vanguard funds and portfolios. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of June 30, 2002, the Quantitative Equity Group managed more than $195 billion in total assets. The individual responsible for overseeing each Portfolio's investments is:
- GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago. For the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Equity Index Portfolio's advisory expenses represented an effective annual rate of 0.001% and 0.002% of the Portfolio's average net assets, respectively.
     For the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Mid-Cap Index Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
     For the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the REIT Index Portfolio's advisory expenses represented an effective annual rate of 0.02% of the Portfolio's average net assets.

     The estimated advisory expenses for the Small-Cap Index Portfolio is 0.004% of the Portfolios' average net assets.

     Vanguard employs eight independent investment advisers to manage the remaining eight Portfolios.

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the HIGH YIELD BOND and BALANCED PORTFOLIOS. Wellington Management, an investment advisory firm founded in 1928, managed approximately $312 billion in stock and bond portfolios as of June 30, 2002.

     The individual responsible for overseeing the HIGH YIELD BOND PORTFOLIO'S investments is:

41

- EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Portfolio since its inception. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
     The individuals responsible for overseeing the BALANCED PORTFOLIO'S investments are:
- ERNST H. VON METZSCH, CFA. Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1971; has been with Wellington Management since 1973; has managed portfolio investments since 1984; and has managed the Portfolio since 1995. Education: M.Sc., University of Leiden, Holland; Ph.D., Harvard University.
- PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has assisted in the management of the Portfolio since 1994. Education: B.S., Dickinson College; M.S., Sloan School of Management, Massachusetts Institute of Technology.

- EDWARD P. BOUSA, CFA. Vice President of Wellington Management. He has worked in investment management since 1984; has managed assets for Wellington Management since 2000; and has assisted in the management of the Portfolio since 2000. Education: B.A., Williams College; M.B.A., Harvard Business School.
     Effective December 31, 2002, Mr. von Metzsch will retire and Mr. Bousa will assume the position of Portfolio manager.

     Wellington Management's advisory fee with respect to the Balanced Portfolio is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average month-end net assets for each quarter. In addition, Wellington Management's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with the cumulative total return of a Composite Stock/Bond Index over the same period. The Index is a composite benchmark, 65% of which is made up of the Standard & Poor's 500 Index and 35% of which is made up of the Lehman Brothers Credit A or Better Bond Index. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the advisory fee paid to Wellington Management with respect to the High Yield Bond Portfolio represented an effective annual rate of 0.06% of the Portfolio's average net assets.
     For the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the advisory fee paid to Wellington Management with respect to the Balanced Portfolio represented an effective annual rate of 0.09% of the Portfolio's average net assets, before a performance-based increase of 0.02%.

NEWELL ASSOCIATES

Newell Associates (Newell), 525 University Avenue, Palo Alto, CA 94301, provides advisory services for the EQUITY INCOME PORTFOLIO. Newell, an investment advisory firm founded in 1986, managed about $1.6 billion in assets as of June 30, 2002.

     The individual responsible for overseeing the Equity Income Portfolio's investments is:
- ROGER D. NEWELL, Chairman and Chief Investment Officer of Newell. He has worked in investment management since 1958; has managed equity funds since 1959; has been with Newell since 1986; and has managed the Portfolio since its inception. Education: B.A. and M.A., University of Minnesota; J.D., Harvard Law School.
     For the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the advisory fee paid to Newell represented an effective annual rate of 0.10% of the Portfolio's average net assets.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, provides advisory services for the DIVERSIFIED VALUE PORTFOLIO. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc. Barrow, Hanley managed approximately $28 billion in stock and bond portfolios as of June 30, 2002.

     The individual responsible for overseeing the Diversified Value Portfolio's investments is:
- JAMES P. BARROW, Partner and President of Barrow, Hanley. He has worked in investment management since 1965; has been with Barrow, Hanley since 1979; and has managed the Portfolio since its inception. Education: B.S., University of South Carolina.
     Barrow, Hanley's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Diversified Value Portfolio's average month-end net assets for each quarter. In addition, Barrow, Hanley's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with the cumulative total return of the Standard & Poor's 500/Barra Value Index over the same period. Note that this performance fee structure was not in full operation until March 31, 2002; until then, advisory fees were calculated using certain transition rules that are explained in the Fund's Statement of Additional Information. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the advisory fee paid to Barrow, Hanley represented an effective annual rate of 0.125% of the Portfolio's average net assets, before a performance-based increase of 0.01% and 0.02%, respectively.

42

ALLIANCE CAPITAL MANAGEMENT L.P.

Alliance Capital Management L.P. (Alliance), 1345 Avenue of the Americas, New York, NY 10105, provides advisory services for the GROWTH PORTFOLIO. Alliance, an investment advisory firm founded in 1971, manages assets for public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. Alliance managed approximately $412 billion in assets as of June 30, 2002.

     The individuals responsible for overseeing the Growth Portfolio's investments are:
- JOHN L. BLUNDIN, Executive Vice President of Alliance Capital Management Corporation (the general partner of Alliance) and co-head of New York Growth Equities. He has worked in investment management since 1965 and has been with Alliance since 1972. Education: B.S., Yale University.
- CHRISTOPHER M. TOUB, Executive Vice President of Alliance Capital Management Corporation and co-head of New York Growth Equities. He has worked in investment management since 1987 and has been with Alliance since 1992. Education: B.A., Williams College; M.B.A., Harvard Business School. Alliance's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Growth Portfolio's average month-end net assets for each quarter. In addition, Alliance's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with the cumulative return of the Russell 1000 Growth Index over the same period. Note that this performance fee structure will not be in full operation until September 30, 2004; before then, advisory fees will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the advisory fee paid to Alliance represented an effective annual rate of 0.12% of the Portfolio's average net assets.

PRIMECAP MANAGEMENT COMPANY

PRIMECAP Management Company, 225 South Lake Avenue, Pasadena, CA 91101, provides investment advisory services to the CAPITAL GROWTH PORTFOLIO. An investment advisory firm founded in 1983, PRIMECAP also provides investment advisory services to endowment funds, employee benefit plans, and foundations unrelated to Vanguard. As of June 30, 2002, PRIMECAP managed about $25 billion in assets.

     The individuals responsible for overseeing Capital Growth Portfolio's investments are:
- HOWARD B. SCHOW (34%), Chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1967; has been with PRIMECAP since 1983; and has managed the Portfolio since its inception in 2002. Education: B.A., Williams College; M.B.A., Harvard Business School.
- THEO A. KOLOKOTRONES (28%), President of PRIMECAP. He has worked in investment management since 1970; has managed assets for PRIMECAP since 1983; and has managed the Portfolio since its inception in 2002. Education:
     B.A., University of Chicago; M.B.A., Harvard Business School.
- JOEL P. FRIED (25%), Executive Vice President of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1986; and has managed the Portfolio since its inception in 2002. Education:
     B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.
     Each of these three individuals manages his portion of the Portfolio autonomously; there is no decision-making by committee. The remaining 13% of the Portfolio is managed by individuals in PRIMECAP's research department.
     PRIMECAP's advisory fee is paid quarterly and is based on an annual percentage rate of 0.15% applied to the Portfolio's average month-end net assets for each quarter. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.

GRANAHAN INVESTMENT MANAGEMENT, INC., and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02451, and Grantham, Mayo, Van Otterloo & Co. LLC (GMO), 40 Rowes Wharf, Boston MA 02110, each provide investment advisory services for the SMALL COMPANY GROWTH PORTFOLIO.

     Granahan is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan managed more than $2.1 billion in assets as of June 30, 2002.
     GMO is an investment advisory firm founded in 1977. As of June 30, 2002, GMO managed approximately $26 billion in assets. GMO provides investment counseling services to employee benefits plans, endowment funds, other institutions, and individuals.

     Granahan and GMO each independently manage a percentage of the Portfolio's assets subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund.
     The individuals responsible for overseeing the Small Company Growth Portfolio's investments are:
- JOHN J. GRANAHAN, CFA. Founder and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has managed the Portfolio since its inception. Education: B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.

43

- GARY C. HATTON, CFA. Executive Vice President of Granahan. He has worked in investment management since 1982; has been with Granahan since 1985; and has managed the Portfolio since its inception. Education: B.S., University of Rhode Island; M.S., University of Wisconsin.
- JANE M. WHITE, Executive Vice President of Granahan. She has worked in investment management since 1980; has been with Granahan since its inception; and has managed the Portfolio since 1996. Education: B.A., Boston University.
- CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. He has managed investments for GMO since 1979 and began managing assets of the Portfolio in 2000. Education: B.A., Yale University; M.B.A., Harvard University.
- ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO. He has managed investments for GMO since 1979 and began managing assets of the Portfolio in 2000. Education: B.S., University of Massachusetts.
     The Portfolio pays each adviser on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average month-end net assets managed by the adviser over the quarterly period. In addition, the quarterly fees paid to each adviser are increased or decreased based upon the adviser's performance in comparison with a benchmark index. For these purposes, the cumulative investment performance of each adviser's portion of the Portfolio over a trailing 36-month period is compared with the cumulative total return of the Russell 2000 Growth Index over the same period. Note that this performance fee structure will not be in full operation for GMO until December 31, 2003; until then, GMO's advisory fees will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.17% and 0.15% of the Portfolio's average net assets, before a performance-based increase of 0.04% and 0.06%, respectively.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

Schroder Investment Management North America Inc. (Schroder), 31 Gresham Street, London EC2V 7QA, England, provides investment advisory services for the INTERNATIONAL PORTFOLIO. Schroder, an investment advisory firm founded in 1979, is part of a worldwide group of banks and financial services companies known as The Schroder Group. As of June 30, 2002, Schroder managed more than $27 billion in assets.

     The individual responsible for overseeing the International Portfolio's investments is:
- RICHARD FOULKES, Executive Vice President and Deputy Chairman of Schroder. He has been with The Schroder Group since 1968 and has managed the Portfolio since its inception. Education: The Sorbonne, France; M.A., Cambridge University, England.
     Schroder's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the International Portfolio's average month-end net assets for each quarter. In addition, Schroder's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with the cumulative total return of the Morgan Stanley Capital International Europe, Australasia, Far East Index. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the advisory fee paid to Schroder represented an effective annual rate of 0.125% of the Portfolio's average net assets, before a performance-based increase of 0.03% and 0.06%, respectively.

     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Portfolios' securities and to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisers may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Portfolio. Also, the board of trustees may direct an adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     Under the terms of an SEC exemptive order, the board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

44

TAXES
The tax consequences of your investment in a Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

SHARE PRICE
Each Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of a portfolio by the number of portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the portfolio does not transact purchase or redemption requests. However, on those days the value of a portfolio's assets may be affected to the extent that the portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Bonds held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash, and the instruments held by a money market portfolio, are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
     Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.
     Each Portfolio's NAV is used to determine the unit value for the separate account that invests in that Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. Because the commencement date for investment operations for the Total Stock Market Index, Small-Cap Index, and Capital Growth Portfolios is November 15, 2002, tables are not included for these Portfolios. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the periods ended December 31, 2001, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose reports--along with each Portfolio's financial statements--are included in the Fund's most recent annual reports to shareholders. The information for the six-month period ended June 30, 2002, has not been audited by independent accountants. You may have the annual report sent to you without charge by contacting Vanguard.

     Yields and total returns presented for the Portfolios are net of the Portfolios' operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolios and when comparing the yields and returns of the Portfolios with those of other mutual funds.

45

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

This explanation uses the Money Market Portfolio as an example. The Portfolio began the six-month period ended June 30, 2002, with a net asset value (price) of $1.00 per share. During the period, the Portfolio earned $0.009 per share from investment income (interest).

Shareholders received $0.009 per share in the form of dividend distributions. The earnings ($0.009 per share) minus the distributions ($0.009 per share) resulted in a share price of $1.00 at the end of the period. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 0.94% for the period.

As of June 30, 2002, the Portfolio had $957 million in net assets. For the period, its annualized expense ratio was 0.20% ($2.00 per $1,000 of net assets), and its annualized net investment income amounted to 1.89% of its average net assets.
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                OCT. 1 TO                    YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED     DEC. 31, ----------------------------------------------------------
                                              JUNE 30, 2002*       2001**        2001       2000        1999        1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $1.00        $1.00       $1.00      $1.00       $1.00       $1.00      $1.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                  .009         .007        .052       .061        .050        .055       .054
 Net Realized and Unrealized Gain (Loss) on Investments   --           --          --         --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      .009         .007        .052       .061        .050        .055       .054
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  (.009)       (.007)      (.052)     (.061)      (.050)      (.055)     (.054)
 Distributions from Realized Capital Gains                --           --          --         --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                  (.009)       (.007)      (.052)     (.061)      (.050)      (.055)     (.054)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $1.00        $1.00       $1.00      $1.00       $1.00       $1.00      $1.00
====================================================================================================================================

TOTAL RETURN                                           0.94%        0.69%       5.34%      6.21%       5.09%       5.60%      5.48%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                   $957       $1,034      $1,032       $861        $723        $590       $393
 Ratio of Total Expenses to Average Net Assets        0.20%+       0.18%+       0.18%      0.17%       0.20%       0.20%      0.21%
 Ratio of Net Investment Income to Average Net Assets 1.89%+       2.73%+       5.14%      6.06%       4.98%       5.46%      5.36%
====================================================================================================================================

 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

SHORT-TERM CORPORATE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                OCT. 1 TO           YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED     DEC. 31,  ----------------------------------      FEB. 8+ TO
                                              JUNE 30, 2002*       2001**             2001             2000     SEP. 30, 1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.40       $10.40           $ 9.72            $9.75            $10.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                   .27         .115             .581             .646              .355
 Net Realized and Unrealized Gain (Loss)
  on Investments                                        (.05)       (.115)            .430            (.030)            (.250)
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       .22           --            1.011             .616              .105
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.32)          --            (.331)           (.646)            (.355)
 Distributions from Realized Capital Gains                --           --               --               --                --
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (.32)          --            (.331)           (.646)            (.355)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $10.30       $10.40           $10.40            $9.72            $ 9.75
==============================================================================================================================

TOTAL RETURN                                           2.18%        0.00%           10.65%            6.54%             1.08%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                   $191         $142             $128              $63               $29
 Ratio of Total Expenses to Average Net Assets       0.22%++      0.21%++            0.21%            0.20%           0.27%++
 Ratio of Net Investment Income to Average
  Net Assets                                         5.27%++      5.50%++            6.33%            6.74%           5.74%++
 Portfolio Turnover Rate                               62%++          15%              46%              44%               39%
==============================================================================================================================
 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Inception.
++Annualized.

46

TOTAL BOND MARKET INDEX PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------
                                                                   OCT. 1 TO            YEAR ENDED SEPTEMBER 30,
                                                SIX MONTHS ENDED    DEC. 31, --------------------------------------------
                                                 JUNE 30, 2002**       2001+    2001     2000     1999    1998      1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.29      $11.34  $10.36   $10.34   $11.07  $10.57    $10.29
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .32        .158    .653     .680     .646    .663      .678
 Net Realized and Unrealized Gain (Loss) on Investments     (.01)      (.208)   .670     .020    (.700)   .500      .280
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                           .31       (.050)  1.323     .700    (.054)  1.163      .958
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.45)         --   (.343)   (.680)   (.646)  (.663)    (.678)
 Distributions from Realized Capital Gains                    --          --      --       --    (.030)     --        --
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                       (.45)         --   (.343)   (.680)   (.676)  (.663)    (.678)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.15      $11.29  $11.34   $10.36   $10.34  $11.07    $10.57
=========================================================================================================================

TOTAL RETURN                                               2.87%      -0.44%  13.05%    7.05%   -0.49%  11.36%     9.60%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $581        $533    $520     $337     $337    $322      $188
 Ratio of Total Expenses to Average Net Assets           0.23%++     0.22%++   0.22%    0.20%    0.23%   0.28%     0.29%
 Ratio of Net Investment Income to Average Net Assets    5.78%++     5.82%++   6.31%    6.63%    6.06%   6.16%     6.51%
 Portfolio Turnover Rate                                   79%++         19%     75%      61%      69%     65%       40%
=========================================================================================================================

 *Prior to May 1, 2002, this Portfolio was known as the High-Grade Bond
  Portfolio.
**Unaudited.
 +The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
++Annualized.

HIGH YIELD BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                  OCT. 1 TO            YEAR ENDED SEPTEMBER 30,
                                               SIX MONTHS ENDED    DEC. 31,  --------------------------------------------
                                                 JUNE 30, 2002*      2001**     2001     2000     1999    1998      1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $8.59       $8.28    $9.02    $9.50   $10.09  $10.59    $10.15
-------------------------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
 Net Investment Income                                      .34        .168     .794     .849     .847    .895      .922
 Net Realized and Unrealized Gain (Loss) on Investments    (.39)       .142   (1.120)   (.480)   (.573)  (.485)     .450
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         (.05)       .310    (.326)    .369     .274    .410     1.372
-------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
 Dividends from Net Investment Income                      (.51)         --    (.414)   (.849)   (.847)  (.895)    (.922)
 Distributions from Realized Capital Gains                   --          --       --       --    (.017)  (.015)    (.010)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                      (.51)         --    (.414)   (.849)   (.864)  (.910)    (.932)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $8.03       $8.59    $8.28    $9.02   $ 9.50  $10.09    $10.59
=========================================================================================================================

TOTAL RETURN                                             -0.68%       3.74%   -3.72%    4.03%    2.68%   3.85%    14.12%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                      $195        $172     $158     $142     $146    $131       $85
 Ratio of Total Expenses to Average Net Assets           0.29%+      0.28%+    0.28%    0.26%    0.29%   0.31%     0.31%
 Ratio of Net Investment Income to Average Net Assets    8.19%+      8.87%+    9.26%    9.12%    8.51%   8.45%     8.88%
 Portfolio Turnover Rate                                   26%+          6%      29%      23%      31%     38%       30%
=========================================================================================================================

 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

47

BALANCED PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                                OCT. 1 TO            YEAR ENDED SEPTEMBER 30,
                                              SIX MONTHS ENDED   DEC. 31,  ---------------------------------------------
                                                JUNE 30, 2002*     2001**      2001     2000     1999    1998      1997
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $16.98     $15.87    $16.93   $17.41   $17.73  $17.97    $14.81
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .210         .12      .54      .71      .63     .63       .60
 Net Realized and Unrealized Gain (Loss) on Investments  (.395)        .99      .08      .26      .95     .56      3.31
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       (.185)       1.11      .62      .97     1.58    1.19      3.91
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                    (.630)         --     (.72)    (.64)    (.62)   (.60)     (.19)
 Distributions from Realized Capital Gains               (.615)         --     (.96)    (.81)   (1.28)   (.83)     (.56)
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (1.245)         --    (1.68)   (1.45)   (1.90)  (1.43)     (.75)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $15.55      $16.98   $15.87   $16.93   $17.41  $17.73    $17.97
========================================================================================================================

TOTAL RETURN                                            -1.47%       6.99%    4.15%    5.91%    9.44%   7.26%    27.60%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $745        $697     $636     $512     $599    $553      $468
 Ratio of Total Expenses to Average Net Assets          0.31%+      0.30%+    0.29%    0.25%    0.29%   0.31%     0.32%
 Ratio of Net Investment Income to Average Net Assets   3.10%+      3.15%+    3.53%    3.98%    3.58%   3.72%     3.96%
 Portfolio Turnover Rate                                  22%+          4%      27%      28%      24%     31%       25%
========================================================================================================================

 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                                 OCT. 1 TO            YEAR ENDED SEPTEMBER 30,
                                              SIX MONTHS ENDED    DEC. 31,  --------------------------------------------
                                                JUNE 30, 2002*      2001**     2001     2000     1999    1998      1997
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $19.79      $19.30   $21.09   $21.10   $19.69  $18.50    $13.71
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .20         .10      .44      .58      .51    .490       .42
 Net Realized and Unrealized Gain (Loss) on Investments   (.97)        .39     (.26)     .08     1.50   1.475      4.69
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        (.77)        .49      .18      .66     2.01   1.965      5.11
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.54)         --     (.58)    (.52)    (.49)  (.400)     (.15)
 Distributions from Realized Capital Gains                (.09)         --    (1.39)    (.15)    (.11)  (.375)     (.17)
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (.63)         --    (1.97)    (.67)    (.60)  (.775)     (.32)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $18.39      $19.79   $19.30   $21.09   $21.10  $19.69    $18.50
========================================================================================================================

TOTAL RETURN                                            -4.18%       2.54%    0.78%    3.06%   10.36%  11.19%    38.05%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $339        $348     $334     $322     $429    $375      $271
 Ratio of Total Expenses to Average Net Assets          0.37%+      0.32%+    0.33%    0.31%    0.33%   0.36%     0.37%
 Ratio of Net Investment Income to Average Net Assets   2.21%+      2.20%+    2.21%    2.44%    2.44%   2.69%     3.11%
 Portfolio Turnover Rate                                   2%+          0%       1%       8%       6%      6%        8%
========================================================================================================================

 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

48

DIVERSIFIED VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                    OCT. 1 TO           YEAR ENDED SEPTEMBER 30,
                                                SIX MONTHS ENDED     DEC. 31,  ----------------------------------      FEB. 8+ TO
                                                  JUNE 30, 2002*       2001**             2001             2000     SEP. 30, 1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.66       $10.16           $ 9.85            $9.31            $10.00
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .09          .06              .16              .21               .11
 Net Realized and Unrealized Gain (Loss) on Investments     (.23)         .44              .36              .45              (.80)
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          (.14)         .50              .52              .66              (.69)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.20)          --             (.21)            (.12)               --
 Distributions from Realized Capital Gains                    --           --               --               --                --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                       (.20)          --                                       --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.32       $10.66           $10.16            $9.85            $ 9.31
==================================================================================================================================

TOTAL RETURN                                              -1.44%        4.92%            5.42%            7.18%            -6.90%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $187         $174             $163              $47               $42
 Ratio of Total Expenses to Average Net Assets           0.47%++      0.48%++            0.45%            0.45%           0.37%++
 Ratio of Net Investment Income to Average
  Net Assets                                             1.99%++      2.03%++            2.19%            2.67%           2.38%++
 Portfolio Turnover Rate                                   23%++           4%              29%              42%               18%
==================================================================================================================================

 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Inception.
++Annualized.

EQUITY INDEX PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                 OCT. 1 TO            YEAR ENDED SEPTEMBER 30,
                                              SIX MONTHS ENDED    DEC. 31,   --------------------------------------------
                                                JUNE 30, 2002*      2001**      2001     2000     1999    1998      1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $29.91      $27.03    $37.64   $33.85   $26.94  $25.32    $18.32
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .149         .10       .36      .38      .37     .37       .34
 Net Realized and Unrealized Gain (Loss) on Investments (3.794)       2.78    (10.23)    4.12     7.04    1.83      6.94
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      (3.645)       2.88     (9.87)    4.50     7.41    2.20      7.28
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                    (.440)         --      (.39)    (.38)    (.37)   (.34)     (.19)
 Distributions from Realized Capital Gains              (1.675)         --      (.35)    (.33)    (.13)   (.24)     (.09)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (2.115)         --      (.74)    (.71)    (.50)   (.58)     (.28)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $24.15      $29.91    $27.03   $37.64   $33.85  $26.94    $25.32
=========================================================================================================================

TOTAL RETURN                                           -13.23%      10.65%   -26.69%   13.43%   27.84%   8.97%    40.31%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                   $1,091      $1,225    $1,111   $1,507   $1,365    $920      $718
 Ratio of Total Expenses to Average Net Assets          0.18%+      0.18%+     0.17%    0.16%    0.18%   0.20%     0.23%
 Ratio of Net Investment Income to Average Net Assets   1.27%+      1.24%+     1.11%    1.01%    1.21%   1.48%     1.78%
 Portfolio Turnover Rate                                   7%+          3%        8%      11%       4%      1%        1%
=========================================================================================================================

 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

49

MID-CAP INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                OCT. 1 TO           YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED     DEC. 31,  ----------------------------------      FEB. 8+ TO
                                              JUNE 30, 2002*       2001**             2001             2000     SEP. 30, 1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $13.23       $11.21           $14.97           $10.65            $10.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                   .04          .02              .09              .08               .04
 Net Realized and Unrealized Gain (Loss) on Investments (.40)        2.00            (2.77)            4.49               .61
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      (.36)        2.02            (2.68)            4.57               .65
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.11)          --             (.08)            (.05)               --
 Distributions from Realized Capital Gains              (.75)          --            (1.00)            (.20)               --
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (.86)          --            (1.08)            (.25)               --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $12.01       $13.23           $11.21           $14.97            $10.65
==============================================================================================================================

TOTAL RETURN                                          -3.29%       18.02%          -18.86%           43.77%             6.50%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                   $308         $251             $208             $192               $54
 Ratio of Total Expenses to Average Net Assets       0.27%++      0.30%++            0.28%            0.28%           0.24%++
 Ratio of Net Investment Income to Average
  Net Assets                                         0.76%++      0.83%++            0.77%            0.90%           1.03%++
 Portfolio Turnover Rate                               16%++           9%              36%              43%               24%
==============================================================================================================================

 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement began. ++Annualized.

GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                 OCT. 1 TO            YEAR ENDED SEPTEMBER 30,
                                              SIX MONTHS ENDED    DEC. 31,   ---------------------------------------------
                                                JUNE 30, 2002*      2001**      2001     2000     1999    1998      1997
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $14.37      $12.01    $35.14    $28.96   $24.33  $21.51    $17.58
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .03         .01       .04      .080      .16     .16      .190
 Net Realized and Unrealized Gain (Loss) on Investments  (3.75)       2.35    (16.73)    7.795     6.16    3.43     4.615
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       (3.72)       2.36    (16.69)    7.875     6.32    3.59     4.805
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.05)         --      (.09)    (.160)    (.16)   (.20)    (.180)
 Distributions from Realized Capital Gains                (.70)         --     (6.35)   (1.535)   (1.53)   (.57)    (.695)
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (.75)         --     (6.44)   (1.695)   (1.69)   (.77)    (.875)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 9.90      $14.37    $12.01    $35.14   $28.96  $24.33    $21.51
==========================================================================================================================

TOTAL RETURN                                           -27.05%      19.65%   -57.31%    28.25%   27.27%  17.37%    28.76%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $377        $594      $501    $1,302     $953    $631      $460
 Ratio of Total Expenses to Average Net Assets          0.39%+      0.39%+     0.33%     0.31%    0.35%   0.39%     0.38%
 Ratio of Net Investment Income to Average Net Assets   0.33%+      0.28%+     0.18%     0.24%    0.59%   0.74%     1.12%
 Portfolio Turnover Rate                                  48%+         12%      136%       81%      50%     48%       38%
==========================================================================================================================

 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

50

SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                 OCT. 1 TO            YEAR ENDED SEPTEMBER 30,
                                              SIX MONTHS ENDED    DEC. 31,   ---------------------------------------------
                                                JUNE 30, 2002*      2001**      2001     2000     1999     1998      1997
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $16.43      $13.26    $22.66   $12.87   $ 9.53   $11.97    $ 9.84
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    (.01)        .01       .11      .17      .06      .06       .04
 Net Realized and Unrealized Gain (Loss) on Investments  (1.86)       3.16     (3.40)    9.69     3.35    (2.46)     2.13
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       (1.87)       3.17     (3.29)    9.86     3.41    (2.40)     2.17
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.12)         --      (.17)    (.07)    (.06)    (.04)     (.04)
 Distributions from Realized Capital Gains                (.52)         --     (5.94)      --     (.01)      --        --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (.64)         --     (6.11)    (.07)    (.07)    (.04)     (.04)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $13.92      $16.43    $13.26   $22.66   $12.87   $ 9.53    $11.97
==========================================================================================================================

TOTAL RETURN                                           -11.80%      23.91%   -17.87%   76.97%   35.98%  -20.10%    22.16%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $472        $494      $390     $480     $168     $111      $133
 Ratio of Total Expenses to Average Net Assets          0.55%+      0.51%+     0.50%    0.46%    0.49%    0.42%     0.39%
 Ratio of Net Investment Income (Loss) to Average
  Net Assets                                          (0.07)%+      0.27%+     0.71%    0.98%    0.58%    0.54%     0.67%
 Portfolio Turnover Rate                                  61%+         16%       73%     125%      85%     106%       72%
==========================================================================================================================

 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

INTERNATIONAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                 OCT. 1 TO            YEAR ENDED SEPTEMBER 30,
                                              SIX MONTHS ENDED    DEC. 31,   --------------------------------------------
                                                JUNE 30, 2002*      2001**      2001     2000     1999    1998      1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $12.37      $10.98    $16.96   $15.58   $12.96  $14.55    $12.74
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .113         .01       .27      .25      .23     .21       .17
 Net Realized and Unrealized Gain (Loss) on Investments  (.548)       1.38     (4.64)    1.80     2.59   (1.48)     2.10
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       (.435)       1.39     (4.37)    2.05     2.82   (1.27)     2.27
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                    (.280)         --      (.24)    (.21)    (.20)   (.18)     (.14)
 Distributions from Realized Capital Gains               (.405)         --     (1.37)    (.46)      --    (.14)     (.32)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (.685)         --     (1.61)    (.67)    (.20)   (.32)     (.46)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $11.25      $12.37    $10.98   $16.96   $15.58  $12.96    $14.55
=========================================================================================================================

TOTAL RETURN                                            -3.73%      12.66%   -28.15%   13.62%   21.97%  -8.74%    18.55%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $247        $258      $234     $365     $272    $217      $246
 Ratio of Total Expenses to Average Net Assets          0.54%+      0.43%+     0.43%    0.38%    0.46%   0.48%     0.46%
 Ratio of Net Investment Income to Average Net Assets   1.91%+      0.12%+     1.42%    1.48%    1.51%   1.48%     1.43%
 Portfolio Turnover Rate                                  34%+         11%       50%      41%      39%     38%       22%
=========================================================================================================================

 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

51

REIT INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                OCT. 1 TO           YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED     DEC. 31,  ----------------------------------      FEB. 8+ TO
                                              JUNE 30, 2002*       2001**             2001             2000     SEP. 30, 1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $13.03       $12.44           $11.61           $ 9.85            $10.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                   .31          .14              .45              .43               .28
 Net Realized and Unrealized Gain (Loss) on Investments 1.35          .45              .79             1.57              (.43)
------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                       1.66          .59             1.24             2.00              (.15)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.50)          --             (.37)            (.23)               --
 Distributions from Realized Capital Gains              (.17)          --             (.04)            (.01)               --
------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                    (.67)          --             (.41)            (.24)               --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $14.02       $13.03           $12.44           $11.61            $ 9.85
==============================================================================================================================

TOTAL RETURN                                          13.05%        4.74%           11.02%           20.79%            -1.50%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                   $183          $96              $84              $47               $21
 Ratio of Total Expenses to Average Net Assets       0.37%++      0.39%++            0.39%            0.47%           0.27%++
 Ratio of Net Investment Income to Average
  Net Assets                                         4.68%++      6.27%++            5.81%            6.30%           6.26%++
 Portfolio Turnover Rate                                7%++           3%              10%               6%                4%
==============================================================================================================================

 *Unaudited.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement began. ++Annualized.





The Vanguard  Group,  Vanguard,  Plain Talk, and the ship logo are trademarks of
The Vanguard Group, Inc. All market indexes referenced in this prospectus are the exclusive property of their respective owners. "Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500," "Standard & Poor's MidCap 400," and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

52

GENERAL INFORMATION

Each Portfolio of the Fund offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Fund might at some time be in conflict. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of a Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Fund may reject such a purchase request.
     If you wish to redeem money from a Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     A Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of a Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

53

GLOSSARY OF INVESTMENT TERMS

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered "investment-grade."

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                [SHIP LOGO]
                                                [THE VANGUARD GROUP(R) LOGO]

                                                Post Office Box 2600
                                                Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about
Vanguard Variable Insurance Fund, the
following documents are available free
upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's
investments is available in the Fund's
annual and semiannual reports to
shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are incorporated by
reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the
Fund or other Vanguard funds, please
contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy information
about the Fund (including the SAI) at the SEC's Public Reference Room in
Washington, DC. To find out more
about this public service, call the SEC
at 1-202-942-8090. Reports and other
information about the Fund are also
available on the SEC's Internet site at
http://www.sec.gov, or you can receive
copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington,
DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962




                                                (C)2002 The Vanguard Group, Inc.
                                                All rights reserved.
                                                Vanguard Marketing Corporation,
                                                Distributor.

                                                [SHIP LOGO]
                                                [THE VANGUARD GROUP(R) LOGO]
                                                PEOPLES BENEFIT LIFE INSURANCE
                                                            COMPANY

                                                P064 112002

                                                [SHIP LOGO]
                                                [THE VANGUARD GROUP(R) LOGO]
                                                PEOPLES BENEFIT LIFE INSURANCE
                                                            COMPANY

                                                P064U 112002

                                                [SHIP LOGO]
                                                [THE VANGUARD GROUP(R) LOGO]
                                                AUSA LIFE INSURANCE COMPANY

                                                P064UNY 112002

                                     PART B


                      VANGUARD(R) VARIABLE INSURANCE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 15, 2002

This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus (dated November 15, 2002). To obtain the Prospectus or the most recent Annual Report to Shareholders, containing the Fund's financial statements, which are hereby incorporated by reference, please write to the Fund or contact the insurance company sponsoring the accompanying variable life insurance or variable annuity contract.

                                TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
DESCRIPTION OF THE FUND...........................................B-1
INVESTMENT POLICIES...............................................B-3
FUNDAMENTAL INVESTMENT LIMITATIONS................................B-9
SHARE PRICE......................................................B-10
PURCHASE OF SHARES...............................................B-11
REDEMPTION OF SHARES.............................................B-11
YIELD (MONEY MARKET PORTFOLIO)...................................B-11
YIELD AND TOTAL RETURN...........................................B-12
MANAGEMENT OF THE FUND...........................................B-14
INVESTMENT ADVISORY SERVICES.....................................B-22
PORTFOLIO TRANSACTIONS...........................................B-37
COMPARATIVE INDEXES..............................................B-39
FINANCIAL STATEMENTS.............................................B-41
APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS..................B-41

                             DESCRIPTION OF THE FUND

ORGANIZATION

Vanguard Variable Insurance Funds (the Fund) was organized as a Maryland corporation in 1989 before becoming a Pennsylvania business trust later in 1989, and was reorganized as a Delaware business trust on June 30, 1998. Prior to its reorganization as a Delaware business trust, the Fund was known by the same name as is currently used. The Fund is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end diversified management investment company. It currently offers the following portfolios (all Investor Share Class):

      Balanced Portfolio                 Mid-Cap Index Portfolio
      Capital Growth Portfolio           Money Market Portfolio
      Diversified Value Portfolio        REIT Index Portfolio
      Equity Income Portfolio            Short-Term Corporate Portfolio
      Equity Index Portfolio             Small Company Growth Portfolio
      Growth Portfolio                   Small-Cap Index Portfolio
      High Yield Bond Portfolio          Total Bond Market Index Portfolio*
      International Portfolio            Total Stock Market Index Portfolio

           (individually, a Portfolio; collectively, the Portfolios)

  *Prior to May 1, 2002, the Portfolio was known as High-Grade Bond Portfolio.

     The Fund has the ability to offer additional portfolios or classes of shares. There is no limit on the number of full and fractional shares that the Fund may issue for a single portfolio or class of shares.

SERVICE PROVIDERS

     CUSTODIAN. The Bank of New York, One Wall St., New York, NY 10286 (for the Capital Growth, Growth, Money Market, and Short-Term Corporate Portfolios), Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the International Portfolio), Citibank, N.A., 111 Wall Street, New York, NY 11245 (for the Equity Income, Small-Cap Index, and Total Stock Market Index Portfolios), and First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, PA 19106 (for the Balanced, Diversified Value, Equity Index, High Yield Bond, Mid-Cap Index, REIT Index, Small Company Growth, and Total Bond Market Index Portfolios). The custodians are responsible for maintaining the Fund's assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Fund's independent accountants. The accountants audit the Fund's annual financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Fund's  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUND'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund or any of its Portfolios. The Fund or any of its Portfolios may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Portfolio. Unless terminated by reorganization or liquidation, the Fund and its Portfolios will continue indefinitely.

     SHAREHOLDER LIABILITY. The Fund is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Portfolio are entitled to receive any dividends or other distributions declared for such Portfolios. No shares have priority or preference over any other shares of the same Portfolio with respect to distributions. Distributions will be made from the assets of a Portfolio, and will be paid ratably to all shareholders of the Portfolio (or class) according to the number of shares of such Portfolio (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Portfolio based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or Portfolio; or
(iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund. Unless otherwise required by applicable law, shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Portfolio affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of the applicable Portfolio of the Fund.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of the Fund.

     CONVERSION RIGHTS. There are no conversion rights associated with shares of the Fund.

     REDEMPTION PROVISIONS. The Fund's redemption provisions are described in the current Plan prospectus and elsewhere in this Statement of Additional Information.

     SINKING FUNDS PROVISION. The Fund has no sinking fund provisions.

     CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUND
Each Portfolio of the Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Portfolio will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Portfolio of the Fund must comply with certain requirements. If a Portfolio fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

Each Portfolio of the Fund offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Due to differences of tax treatment or other considerations, the interest of various contractowners participating in the Fund might at some time be in conflict. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

     Some of the investment policies described below and in the Fund's Prospectus set forth percentage limitations on the Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     80% POLICY. The Equity Income, High Yield Bond, Short Term Corporate, and Total Bond Market Index Portfolios each have policies to invest at least 80% of their net assets in particular types of investments. For purposes of these 80% policies, net assets include borrowings for investment purposes. These 80% policies may only be changed upon 60 days notice to shareholders.

     REPURCHASE AGREEMENTS. Each Portfolio of the Fund, along with other members of the Vanguard Group, may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. The 15 Portfolios of the Fund, along with other Vanguard funds, may deposit their daily cash reserves into a joint account which invests such reserves in repurchase agreements and other short-term instruments. The Bank of New York is the custodian for the joint account. A repurchase agreement is an agreement under which a Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a Federal Reserve member bank or a registered securities dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan by the Portfolio collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the custodian bank for the joint account until repurchased. In addition, the Fund's board of trustees will monitor each Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Portfolio of the Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES. Each Portfolio of the Fund (except for the Money Market Portfolio) may lend its securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the Rules and Regulations or interpretations of the Commission thereunder. These provisions limit the amount of securities a Portfolio may lend to 33 1/3% of the Portfolio's total assets, and require that: (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receive reasonable interest on the loan, which may include the Portfolio's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's board of trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with loaned securities; but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Fund to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     ILLIQUID SECURITIES. Each Portfolio of the Fund and each underlying fund of the Total Stock Market Index Portfolio may invest up to 15% of its net assets (10% with respect to the Money Market Portfolio) in illiquid securities. The Total Stock Market Index Portfolio will not invest directly in illiquid securities because of its "fund of funds" investment strategy. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Portfolio's books.

     The Fund may invest in restricted, privately placed securities that, under the Commission's rules, may be sold only to qualified institutional buyers.
Because these securities can only be resold to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for these Portfolios to convert to cash if needed.

     If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933 Act). While the Portfolios' investment advisers determine the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the advisers' decisions. The factors the
Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.

     FOREIGN INVESTMENTS. As indicated in the Prospectus, the Portfolios may include foreign securities to a certain extent. The underlying funds in which the Total Stock Market Index Portfolio invests may include foreign investments in their portfolios, however, the Total Stock Market Index Portfolio itself will not invest directly in foreign securities because of its "fund of funds" investment strategy. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although each Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolios' foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from its foreign investments.

     Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Portfolios permit them to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Portfolios may make or enter into will be subject to the special currency rules described above.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The Balanced and Total Bond Market Index Portfolios may invest in a relatively conservative class of collateralized mortgage obligations (CMOs) which feature a high degree of cash flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, the Portfolios purchase these less risky classes of CMOs issued only by agencies of the U.S. Government or privately-issued CMOs that carry high-quality investment-grade ratings.

     The Short-Term Corporate Portfolio may invest in CMOs that are collateralized by whole loan mortgages or mortgage pass-through securities. The Short-Term Corporate Portfolio may also purchase privately-issued CMOs carrying investment grade ratings. The bonds issued under a CMO structure are divided into groups with varying maturities, and the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. Under the CMO structure, the repayment of principal among the different groups is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" group of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that group of bonds is retired, the next group or groups, in the sequence, as specified in the prospectus, receive all of the principal payments until all of the groups are retired. Aside from market risk, the primary risk involved in any mortgage security, such as a CMO issuance, is its exposure to prepayment risk. To the extent a particular group of bonds is exposed to this risk, the bondholder is generally compensated in the form of higher yield. In order to provide security, in addition to the underlying collateral, many CMO issues also include minimum reinvestment rate and minimum sinking-fund guarantees. Typically, the Portfolio will invest in those CMOs that most appropriately reflect its average maturity and market risks profile. Consequently, the Short-Term Corporate Portfolio invests only in CMOs with highly predictable short-term average maturities.

     The maturity of some classes of CMOs may be very difficult to predict because any such predictions are highly dependent upon assumptions regarding the prepayments which CMOs may experience. Deviations in the actual prepayments experienced may significantly affect the ultimate maturity of CMOs, and in such an event, the maturity and risk characteristics of CMOs purchased by the Portfolios may be significantly greater or less than intended. The possibility that rising interest rates may cause prepayments to occur at a slower than expected rate is known as extension risk. This particular risk may effectively change a CMO which was considered short- or intermediate-term at the time of purchase into a long-term security. Alternatively, there are certain classes of CMOs that are by design constructed to have highly predictable average maturities. Such CMOs will retain their relative predictability over a broad range of prepayment experience. The Portfolios expect to control extension risk by purchasing these specific classes of CMOs which, in the advisers' opinions, are reasonably predictable.

     FUTURES CONTRACTS AND OPTIONS. Each Portfolio of the Fund (except the Money Market Portfolio) and the underlying funds of the Total Stock Market Index Portfolio may invest in derivatives to a limited extent, as stated in the prospectus. The types of derivatives in which the Portfolios may invest include bond futures contracts, options, credit swaps, interest rate swaps, total return swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Portfolio. Similar risks exist for other types of derivatives. The Portfolios may enter futures contracts, option, and options on futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Portfolios will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

     A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Swap agreements can be structured in a variety of ways and are known by many different names. In a typical swap agreement, a Portfolio negotiates with a counterparty to trade off investment exposure to a particular market factor, such as interest rate movements or the credit quality of a bond issuer. Based on the terms of the swap, the Portfolio may either receive from or make payments to the counterparty on a regular basis.

     Depending on how they are used, swap agreements have the potential to increase or decrease the Portfolios' investment risk. The Portfolios will invest in swap agreements only to the extent consistent with their respective investment objective and policies.

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. To the extent required by law, a Portfolio will establish a segregated account containing liquid assets at least equal in value to the amount of any obligation assumed by the Portfolio under a futures contract.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios of the Fund may earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios of the Fund intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Portfolios of the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Portfolio. The Portfolios of the Fund will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, the Portfolios of the Fund expect that approximately 75% of their futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolios upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Restrictions on the Use of Future Contracts. A Portfolio of the Fund will not enter into futures contracts transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Portfolio's total assets. In addition, each Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying future contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to hedge effectively.

     The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the advisers do not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Federal Tax Treatment of Futures Contracts. A Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A

Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of a Portfolio's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on a Portfolio's other investments and shareholders will be advised on the nature of the payments.

     TEMPORARY INVESTMENTS. Each Portfolio as well as the Total Stock Market Index Portfolio's underlying funds may take temporary investment measures that are inconsistent with the Portfolio's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Portfolio; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which a Portfolio may take temporary investment measures. In taking such measures, a Portfolio may fail to achieve its investment objective.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

Each Portfolio of the Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Portfolios' shares. For these purposes, a "majority" of shares means the lesser of: (i) shares representing 67% or more of the Portfolio's net assets voted, so long as shares representing more than 50% of a Portfolio's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Portfolio's net assets.

     BORROWING. Each Portfolio may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Portfolio's net assets. Each Portfolio may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Portfolio may not make any additional investments whenever its outstanding borrowings exceed 5% of total assets.

     COMMODITIES, FUTURES, AND OPTIONS THEREON. Each Portfolio may not invest in commodities, except that the Portfolios (except for the Money Market Portfolio) may invest in futures contracts and options transactions. No more than 5% of a Portfolio's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Portfolio's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, each Portfolio (except for the Total Stock Market Index Portfolio) may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES.* Each Portfolio may not acquire any security if, as a result, more than 15% (10% with respect to the Money Market Portfolio) of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. Each Portfolio may not invest more than 25% of its total assets in any one industry. (Except that for the Money Market Portfolio, this limitation does not apply to certificates of deposit and bankers acceptances, and for all Portfolios, this limitation does not apply to securities issued by the U.S. Government, its agencies and instrumentalities.)

     INVESTING FOR CONTROL.* Each Portfolio may not invest in a company for the purpose of controlling its management.

     INVESTMENT COMPANIES.* Each Portfolio may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Portfolio acquires pursuant to Section 12 must have an investment objective and investment policies consistent with those of the Portfolio.

     LOANS. Each Portfolio may not lend money to any person except by purchasing fixed income securities or by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN.* Each Portfolio may not purchase securities on margin or sell securities short, except as permitted by the Portfolio's investment policies relating to commodities.

     OIL, GAS, MINERALS.* Each Portfolio may not invest in interests in oil, gas or other mineral exploration or development programs.

     PLEDGING ASSETS.* Each Portfolio may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUT OPTIONS, CALL OPTIONS, STRADDLES, AND SPREADS.* Each Portfolio may not invest in put or call options, or employ straddles or spreads, except as permitted by the Portfolio's fundamental investment limitations relating to commodities, futures, and options thereon.

     REAL ESTATE. Each Portfolio may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

     SENIOR SECURITIES. Each Portfolio may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Portfolio may not engage in the business of underwriting securities issued by other persons. A Portfolio will not be considered an underwriter when disposing of its investment securities.

     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. The investment limitations set forth above relate only to the Portfolios and may not necessarily apply to the underlying funds in which the Total Stock Market Index Portfolio invests.

     None of these limitations prevents the Portfolios from participating in The Vanguard Group (Vanguard). As a member of the Group, each Portfolio may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Fund" for more information.

     *The above asterisked items are operational, rather than fundamental, policies for the Capital Growth, Diversified Value, Mid-Cap Index, REIT Index, Short-Term Corporate, Small-Cap Index, and Total Stock Market Index Portfolios of Vanguard Variable Insurance Fund. Accordingly, shareholder approval is not required in order to change these stated policies for the Capital Growth, Diversified Value, Mid-Cap Index, REIT Index, Short-Term Corporate, Small-Cap Index, and Total Stock Market Index Portfolios.

                                   SHARE PRICE

Each Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of a portfolio by the number of portfolio shares outstanding.

     The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although the Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

     It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Portfolio are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Portfolio would receive if it sold the instrument. Such procedures will include a review of the Portfolio's holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

     The use of amortized cost and the maintenance of the Money Market Portfolio's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.

     Each Portfolio's NAV is used to determine the unit value for the separate account that invests in that Portfolio. For more information on unit values, please refer to the prospectus of the insurance company separate account that offers your annuity or life insurance contract.

                               PURCHASE OF SHARES

Each Portfolio reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                              REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

     Each Portfolio has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period.

                         YIELD (MONEY MARKET PORTFOLIO)

The current yield of the Fund's Money Market Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by adding 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.

     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Money Market Portfolio for the 7-day base period ended June 30, 2002.

            Value of account at beginning of period.          $1.00000
            Value of same account at end of period*.          $1.00033
                                                              --------
            Net change in account value. . . . . . .          $0.00033
            Annualized current net yield
             (Net change X 365/7) / average net
             asset value . . . . . . . . . . . . . .             1.71%
                                                                 =====
            Effective Yield
             [(Net change) + 1]365/7 - 1 . . . . . .             1.74%
                                                                 =====
            Average weighted maturity of investments           64 days
                                                               =======
---------
*    Exclusive of any capital changes.

     The net asset value of a share of the Money Market Portfolio is $1.00 and it is not expected to fluctuate. However, the yield of the Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Portfolio and other factors. Yields are one basis investors may use to analyze the Portfolio and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

                             YIELD AND TOTAL RETURN

The yield of each Portfolio of the Fund (except the Money Market Portfolio) for the 30-day period ended June 30, 2002, is set forth below. Premiums and discounts on asset-backed securities are not amortized.

            PORTFOLIO                                      YIELD
            ---------                                      -----
            Balanced                                       3.10%
            Diversified Value                              2.60%
            Equity Income                                  2.34%
            Equity Index                                   1.44%
            Growth                                         0.14%
            High Yield Bond                                8.81%
            International                                    N/A
            Mid-Cap Index                                  0.84%
            REIT Index                                       N/A
            Short-Term Corporate                           4.55%
            Small Company Growth                           0.10%
            Total Bond Market Index*                       5.52%

*Prior to May 1, 2002, Total Bond Market Index Portfolio was known as High-Grade
 Bond Portfolio.

     The average annual total return of each Portfolio of the Fund for the one-, five-, and ten-year periods, or the period since inception, is set forth below:

                             ONE YEAR ENDED   FIVE YEARS ENDED   TEN YEARS ENDED
      PORTFOLIO                 6/30/2002        6/30/2002          6/30/2002
      ---------                 ---------        ---------          ---------
      Balanced                    -0.53%             7.72%            11.58%
      Diversified Value           -7.92%             2.52%*              N/A
      Equity Income               -5.80%             6.21%            11.66%*
      Equity Index               -18.11%             3.63%            11.32%
      Growth                     -32.76%            -5.92%             5.92%*
      High Yield Bond              0.37%             2.69%             4.89%*
      International               -8.75%            -0.67%             5.31%*
      Mid-Cap Index               -4.73%            10.86%*              N/A
      Money Market                 2.61%             5.05%             4.81%
      REIT Index                  15.26%            14.12%*              N/A
      Short-Term Corporate         5.74%             5.98%*              N/A
      Small Company Growth       -11.48%            15.57%            12.77%*
      Total Bond Market Index      6.94%             7.19%             7.04%
---------
* Since Inception:
      Diversified Value Portfolio and Short-Term Corporate Portfolio--
       February 8, 1999
      Equity Income Portfolio and Growth Portfolio--June 7, 1993
      High Yield Bond Portfolio and Small Company Growth Portfolio--
       June 3, 1996
      International Portfolio--June 3, 1994
      Mid-Cap Index Portfolio and REIT Index Portfolio--February 9, 1999

     The  Capital  Growth,   Small-Cap  Index,  and  Total  Stock  Market  Index
Portfolios began operations on November 15, 2002, so performance information (including yields and total returns) is not yet available.

SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((A-B)/CD+1)6 - 1]

  Where:

          a     =dividends and interest earned during the period
          b     =expenses accrued for the period (net of  reimbursements)
          c     =the average daily number of shares outstanding during
                 the period that were entitled to receive dividends
          d     =the maximum offering price per share on the last day of
                 the period

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years, or the life of each Portfolio, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Portfolios' shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/N - 1

  Where:

          T     =average annual total return
          P     =a hypothetical initial investment of $1,000
          n     =number of years
          ERV   =ending redeemable value: ERV is the value, at the end
                 of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of each Portfolios' shares and assume that all dividends and capital gains distributions during the period were reinvested in Portfolio shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

  Where:

          C     =cumulative total return
          P     =a hypothetical initial investment of $1,000
          ERV   =ending redeemable value: ERV is the value, at the end
                 of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

                             MANAGEMENT OF THE FUND

THE VANGUARD GROUP

Vanguard Variable Insurance Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 individual portfolios (funds). Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Fund, and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds; other Vanguard funds are advised by independent advisers unaffiliated with Vanguard.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing, and custodian fees.

     The fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.

     CODES OF ETHICS. Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

     SERVICE AGREEMENT. Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At June 30, 2002, each Portfolio had contributed capital to Vanguard (included in other assets) representing 0.02% of each Portfolio's net assets. The total amount contributed by the Fund was $1,100,000, which represented 1.10% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may invest up to 0.40% of its current net assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization.

     Except for nine "funds of funds" (including the Total Stock Market Index Portfolio) and three other investment companies, Vanguard is jointly owned by all of the Vanguard funds (the Member funds). Each of the Member funds contributes to Vanguard's capitalization, and pays its share of Vanguard's expenses, pursuant to formulas determined by the Member funds' boards of trustees. The nine "funds of funds" are not Member funds because they contribute to Vanguard's capitalization and expenses indirectly through ownership of certain Vanguard funds. It is possible that, in the future, the "funds of funds" may become Member funds, but this will only happen on terms that assure that the "funds of funds" will not bear any duplicative capital contribution or expense allocation costs.

     SPECIAL SERVICING AGREEMENT (FOR "FUNDS OF FUNDS"). The Fund and Vanguard have entered into a Special Servicing Agreement under which Vanguard provides the Total Stock Market Index Portfolio with administrative and distribution services, including dividend disbursing, shareholder servicing, and transfer agency services. The Agreement provides that the Portfolio pay Vanguard for the cost of providing these services, and bear the cost of services provided by outside parties, such as auditors, custodians, and outside legal counsel, as well as taxes and other direct expenses of the Portfolio. The Agreement further provides that the Portfolio's expenses will be offset, in whole or in part, by reimbursement from Vanguard for (a) contributions made by the Portfolio to the cost of operating the Vanguard funds in which the Portfolio invests, and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Portfolio. The Fund's board of trustees believe that the reimbursements to be made by Vanguard to the Total Stock Market Index Portfolio should be sufficient to offset most or all of the expenses incurred by the Portfolio. Therefore, the Portfolio is expected to operate at a very low--or zero--expense ratio. Of course, there is no guarantee that this will always be the case.

     Although the Portfolio is expected to operate at a zero expense ratio after reimbursement, it will bear indirectly, as a shareholder of the underlying Vanguard funds, the costs associated with operating those funds. As of June 30, 2002, it is estimated that the indirect expense ratio of the Total Stock Market Index Portfolio will be 0.20%

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of Vanguard. The trustees review and approve the amount to be spent annually on distribution activities and the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon relative net assets. The remaining one half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group; provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

     During the fiscal years ended September 30, 1999, 2000, and 2001, and the fiscal period ended December 31, 2001*, and the six-month period ended June 30, 2002, the Portfolios incurred the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses:

                                      FISCAL YEAR ENDED SEPTEMBER 30,                             SIX MONTHS
                                      -------------------------------            OCT. 1 TO             ENDED
PORTFOLIO                            1999          2000          2001        DEC. 31, 2001     JUN. 30, 2002
---------                            ----          ----          ----        -------------     -------------
Balanced                       $1,240,000    $  880,000    $1,072,000             $305,000          $727,000
Diversified Value                  42,000       113,000       343,000              133,000           282,000
Equity Income                     952,000       701,000       722,000              172,000           441,000
Equity Index                    2,111,000     2,331,000     2,175,000              483,000           997,000
Growth                          1,680,000     1,799,000     1,539,000              360,000           627,000
High Yield Bond                   314,000       265,000       308,000               79,000           200,000
International                     656,000       650,000       666,000              120,000           332,000
Mid-Cap Index                      32,000       243,000       525,000              142,000           318,000
Money Market                    1,082,000     1,176,000     1,543,000              420,000           849,000
REIT Index                          8,000       110,000       203,000               62,000           216,000
Short-Term Corporate               21,000        72,000       154,000               55,000           157,000
Small Company Growth              445,000       931,000     1,322,000              302,000           802,000
Total Bond Market Index**         663,000       527,000       765,000              254,000           545,000

 *The Fund's fiscal year-end changed from September 30 to December 31, effective
  December 31, 2001.
**Prior to May 1, 2002, Total Bond Market Index Portfolio was known as High-
  Grade Bond Portfolio.

     The  Capital  Growth,   Small-Cap  Index,  and  Total  Stock  Market  Index
Portfolios did not begin operations until November 15, 2002.

     Each Portfolio has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Portfolios part of the commissions generated. Such rebates are used solely to reduce the Portfolios' management and administrative expenses and are not reflected in these totals.

     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to several Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard.

OFFICERS AND TRUSTEES

The officers of the Fund manage its day-to-day operations under the direction of the Fund's board of trustees. The trustees set broad policies for the Fund and choose the Fund's officers. Each trustee serves the Fund until its termination; or until the trustee's retirement, resignation, death; or otherwise as specified in the Fund's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Fund. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                        NUMBER OF
                                                                                                                     VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY
NAME, YEAR OF BIRTH             WITH FUND                  SINCE                  THE PAST FIVE YEARS                TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John J. Brennan*             Chairman of the          May, 1987              Chairman of the Board, Chief Executive         109
(1954)                       Board, Chief                                    Officer, and Director(Trustee) of The
                             Executive Officer                               Vanguard Group, Inc. and each of the
                             and Trustee                                     investment companies served by The
                                                                             Vanguard Group, Inc.

*Officers of the Fund are "Interested persons" as defined in the 1940 Act.

                                                                                                                        NUMBER OF
                                                                                                                     VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY
NAME, YEAR OF BIRTH             WITH FUND                  SINCE                  THE PAST FIVE YEARS                TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis             Trustee                  January, 2001          The Partners of '63 (pro bono ventures in      109
(1937)                                                                       education); Senior Advisor to Greenwich
                                                                             Associates (international business strategy
                                                                             consulting); Successor Trustee of Yale
                                                                             University; Overseer of the Stern School of
                                                                             Business at New York University; Trustee
                                                                             of the Whitehead Institute for
                                                                             Biomedical Research.

Rajiv L. Gupta               Trustee                  December, 2001         Chairman and Chief Executive Officer            87
(1945)                                                                       (since October, 1999), Vice Chairman
                                                                             (January-September 1999), and Vice
                                                                             President (prior to September, 1999) of
                                                                             Rohm and Haas Co. (chemicals); Director
                                                                             of Technitrol, Inc. (electronic components)
                                                                             and AgereSystems (communication
                                                                             components); Board Member of
                                                                             American Chemistry Council; Trustee of
                                                                             Drexel University.

JoAnn Heffernan Heisen       Trustee                  July, 1998             Vice President, Chief Information Officer,     109
(1950)                                                                       and Member of the Executive Committee of
                                                                             Johnson & Johnson (pharmaceuticals/
                                                                             consumer products); Director of the Medical
                                                                             Center at Princeton and Women's Research
                                                                             and Education Institute.

Burton G. Malkiel            Trustee                  May, 1977              Chemical Bank Chairman's Professor of          107
(1932)                                                                       Economics, Princeton University; Director of
                                                                             Vanguard Investment Series plc (Irish
                                                                             investment fund) since November, 2001,
                                                                             Vanguard Group (Ireland) Limited
                                                                             (investment management) since November, 2001,
                                                                             Prudential Insurance Co. of America,  BKF
                                                                             Capital (investment management), The Jeffrey
                                                                             Co. (holding company), and NeuVis, Inc.
                                                                             (software company).

Alfred M. Rankin, Jr.        Trustee                  January, 1993          Chairman, President, Chief Executive           109
(1941)                                                                       Officer, and Director of NACCO Industries,
                                                                             Inc. (forklift trucks/housewares/lignite);
                                                                             Director of Goodrich Corporporation
                                                                             (industrial products/aircraft systems and
                                                                             services).  Director of the Standard
                                                                             Products Company (supplier for
                                                                             automotive industry) until 1998.

J. Lawrence Wilson           Trustee                  April, 1985            Retired Chairman and Chief Executive           109
(1936)                                                                       Officer of Rohm and Haas Co. (chemicals);
                                                                             Director of Cummins Inc. (diesel engines),
                                                                             The Mead Corp. (paper products),
                                                                             and AmerisourceBergen Corp.
                                                                             (pharmaceutical distribution); Trustee of
                                                                             Vanderbilt University.

                                                                                                                        NUMBER OF
                                                                                                                     VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY
NAME, YEAR OF BIRTH             WITH FUND                  SINCE                  THE PAST FIVE YEARS                TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*           Secretary                June, 2001             Managing Director and General Counsel          109
(1951)                                                                       of The Vanguard Group, Inc. (since
                                                                             September, 1997); Secretary of The
                                                                             Vanguard Group, Inc. and of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since June, 2001);
                                                                             Principal of The Vanguard Group, Inc.
                                                                             (prior to September, 1997).

Thomas J. Higgins*           Treasurer                July, 1998             Principal of The Vanguard Group, Inc.;         109
(1957)                                                                       Treasurer of each of the investment
                                                                             companies served by The Vanguard
                                                                             Group, Inc. (since July, 1998).

*Officers of the Fund are "Interested persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $200,000 over the Fund's past two fiscal years. Vanguard's subscription rates are similar to those of other subscribers.

     Board Committees: The Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Fund and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held five meetings since October 1, 2000.

- Compensation Committee: This committee oversees the compensation programs established by the Fund and The Vanguard Group, Inc., for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings since October 1, 2000.

- Nominating Committee: This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc. and the board of trustees of the Fund (collectively, the "Vanguard boards"). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings since October 1, 2000.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Fund and of all Vanguard funds served by the trustee. As a group, the Fund's trustees and officers own less than 1% of the outstanding shares of the Fund.

                        VANGUARD VARIABLE INSURANCE FUND

                                                DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE
                                                  FUND SHARES     OF VANGUARD FUND SHARES
PORTFOLIO               NAME OF TRUSTEE         OWNED BY TRUSTEE     OWNED BY TRUSTEE
-----------------------------------------------------------------------------------------
BALANCED                John J. Brennan         $10,001-$50,000        Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

CAPITAL GROWTH          John J. Brennan               None             Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

DIVERSIFIED VALUE       John J. Brennan               None             Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

EQUITY INCOME           John J. Brennan               None             Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

EQUITY INDEX            John J. Brennan               None             Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

GROWTH                  John J. Brennan               None             Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

                                      B-19

                                                DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE
                                                  FUND SHARES     OF VANGUARD FUND SHARES
PORTFOLIO               NAME OF TRUSTEE         OWNED BY TRUSTEE     OWNED BY TRUSTEE
-----------------------------------------------------------------------------------------
HIGH YIELD BOND         John J. Brennan               None             Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

INTERNATIONAL           John J. Brennan               None             Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

MID-CAP INDEX           John J. Brennan               None             Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

MONEY MARKET            John J. Brennan               None             Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

REIT INDEX              John J. Brennan               None             Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

SHORT-TERM CORPORATE    John J. Brennan               None             Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

                                                DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE
                                                  FUND SHARES     OF VANGUARD FUND SHARES
PORTFOLIO               NAME OF TRUSTEE         OWNED BY TRUSTEE     OWNED BY TRUSTEE
-----------------------------------------------------------------------------------------
SMALL COMPANY GROWTH    John J. Brennan               None             Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

SMALL-CAP INDEX         John J. Brennan               None             Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000

TOTAL BOND MARKET INDEX John J. Brennan               None             Over $100,000
                        Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

TOTAL STOCK MARKET      John J. Brennan               None             Over $100,000
 INDEX                  Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000
-----------------------------------------------------------------------------------------

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with three exceptions, which are noted in the table appearing on page B-22), and each fund (except the Total Stock Market Index Portfolio) pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.The trustees and officers of the Total Stock Market Index Portfolio will receive no remuneration from the Portfolio. However, the trustees are also trustees of The Vanguard Group, Inc. (Vanguard) and of the Portfolio's underlying investment companies in The Vanguard Group (the Vanguard funds). Each Vanguard fund pays its unaffiliated trustees an annual fee plus a proportionate share of travel and other expenses incurred in attending board meetings. The officers are paid by Vanguard which, in turn, is reimbursed by each Vanguard fund for its proportionate share of officers' salaries and benefits.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the funds--in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled Board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEES. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. For the Fund, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                                                VANGUARD VARIABLE INSURANCE FUND
                                                       COMPENSATION TABLE

                                                         PENSION OR
                                     AGGREGATE       RETIREMENT BENEFITS                          TOTAL COMPENSATION
                                   COMPENSATION      ACCRUED AS PART OF        ACCRUED             FROM ALL VANGUARD
                                       FROM              THIS FUND'S     RETIREMENT BENEFIT AT       FUNDS PAID TO
NAMES OF TRUSTEES                  THIS FUND(1)          EXPENSES(1)        JANUARY 1, 2002           TRUSTEES(2)
---------------------------------------------------------------------------------------------------------------------
John J. Brennan                         None                 None                None                      None
Charles D. Ellis                        $100                  N/A                 N/A                  $104,000
Rajiv L. Gupta(3)                        N/A                  N/A                 N/A                       N/A
JoAnn Heffernan Heisen                   100                  $12             $28,015                   104,000
Bruce K. MacLaury(4)                     105                   10                 N/A                    99,000
Burton G. Malkiel                        101                   10              97,922                   104,000
Alfred M. Rankin, Jr.                    100                    7              51,603                   104,000
James O. Welch, Jr.(4)                   100                   12                 N/A                   104,000
J. Lawrence Wilson                       115                    5              72,873                   119,000

---------
(1) The amounts shown in this column are based on the Fund's fiscal period October 1 through December 31, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 107 Vanguard funds (105 in the case of Mr. Malkiel; 87 in the case of Mr. MacLaury; and 85 in the case of Mr. Gupta) for the 2001 calendar year.
(3)  Mr. Gupta joined the Fund's board effective December 31, 2001.
(4) Mr. MacLaury and Mr. Welch retired from the Fund's board effective December 31, 2001.

                          INVESTMENT ADVISORY SERVICES

The investment policies of each of the Portfolios may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Portfolio is known as "portfolio turnover" and may involve the payment by the Portfolio of dealer mark-ups, underwriting commissions, and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual portfolio turnover rate for the Portfolios is set forth under the heading "Financial Highlights" in the Vanguard Variable Insurance Fund Prospectus. The portfolio turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the portfolio turnover rates in future years will vary significantly from the rates in recent years.

THE BALANCED AND HIGH YIELD BOND PORTFOLIOS' INVESTMENT ADVISORY AGREEMENTS

BALANCED PORTFOLIO

The Fund employs Wellington Management Company, LLP (Wellington Management) to manage the investment and reinvestment of the assets included in the Fund's BALANCED PORTFOLIO and to continuously review, supervise, and administer the Balanced Portfolio's investment program. Wellington Management discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     The Fund pays Wellington Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Balanced Portfolio's average month-end net assets for the quarter:

            NET ASSETS                              RATE
            ----------                              ----
            First $500 million                      .100%
            Next $500 million                       .050%
            Over $1 billion                         .040%

     The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Balanced Portfolio relative to the investment performance of the composite benchmark (the Benchmark), of which 65% will be comprised of the Standard and Poor's Composite Stock Price Index (the Stock Index) and 35% of which will be comprised of the Lehman Brothers Credit A or Better Bond Index (the Bond Index). The investment performance of the Balanced Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Benchmark for the same time period. The adjustment applies as follows:

            CUMULATIVE 36-MONTH                          PERFORMANCE FEE
            PERFORMANCE VS. THE BENCHMARK                    ADJUSTMENT*
            -----------------------------                    -----------
            Trails by -6% or more                      -0.20 X Basic Fee
            Trails by more than -6% up to -3%          -0.10 X Basic Fee
            Trails/exceeds from -3% through +3%            0 X Basic Fee
            Exceeds by more than +3% but less
             than +6%                                  +0.10 X Basic Fee
            Exceeds by +6% or more                     +0.20 X Basic Fee
---------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period which the performance is measured.

     The Benchmark will not be fully operable as the sole performance index used to determine the adjustment until the quarter ending March 31, 2003. Until that date, the adjustment will be determined by linking the investment performance of the Benchmark and that of the "Prior Benchmark," 65% of which will be comprised of the Stock Index and 35% of which will be comprised of the Lehman Brothers Long Credit AA or Better Bond Index (the Prior Bond Index) as follows:

     1. QUARTER ENDED JUNE 30, 2000. The adjustment was determined by linking the investment performance of the Prior Benchmark for the eleven quarters ended March 31, 2000, with that of the Benchmark for the quarter ended June 30, 2000.

     2. QUARTER ENDED SEPTEMBER 30, 2000. The adjustment was determined by linking the investment performance of the Prior Benchmark for the ten quarters ended March 31, 2000, with that of the Benchmark for the two quarters ended September 30, 2000.

     3. QUARTER ENDED DECEMBER 31, 2000. The adjustment was determined by linking the investment performance of the Prior Benchmark for the nine quarters ended March 31, 2000, with that of the Benchmark for the three quarters ended December 31, 2000.

     4. QUARTER ENDED MARCH 31, 2001. The adjustment was determined by linking the investment performance of the Prior Benchmark for the eight quarters ended March 31, 2000, with that of the Benchmark for the four quarters ended March 31, 2001.

     5. QUARTER ENDED JUNE 30, 2001. The adjustment was determined by linking the investment performance of the Prior Benchmark for the seven quarters ended March 31, 2000, with that of the Benchmark for the five quarter ended June 30, 2001.

     6. QUARTER ENDED SEPTEMBER 30, 2001. The adjustment was determined by linking the investment performance of the Prior Benchmark for the six quarters ended March 31, 2000, with that of the Benchmark for the six quarter ended September 30, 2001.

     7. QUARTER ENDED DECEMBER 31, 2001. The adjustment was determined by linking the investment performance of the Prior Benchmark for the five quarters ended March 31, 2000, with that of the Benchmark for the seven quarters ended December 31, 2001.

     8. QUARTER ENDED MARCH 31, 2002. The adjustment was determined by linking the investment performance of the Prior Benchmark for four quarters ended March 31, 2000, with that of the Benchmark for the eight quarters ended March 31, 2002.

     9. QUARTER ENDED JUNE 30, 2002. The adjustment was determined by linking the investment performance of the Prior Benchmark for the three quarters ended March 31, 2000, with that of the Benchmark for the nine quarter ended June 30, 2002.

     10. QUARTER ENDED SEPTEMBER 30, 2002. The adjustment was determined by linking the investment performance of the Prior Benchmark for the two quarters ended March 31, 2000, with that of the Benchmark for the ten quarter ended September 30, 2002.

     11. QUARTER ENDING DECEMBER 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Benchmark for the one quarter ended March 31, 2000, with that of the Benchmark for the eleven quarters ending December 31, 2002.

     12. QUARTER ENDING MARCH 31, 2003. The Benchmark will be fully operable.

     The following special rules also apply to the adviser's compensation.

     1. FUND PERFORMANCE. The investment performance of the Portfolio for the period, expressed as a percentage of the Portfolio's net asset value per share at the beginning of the period shall be the sum of: (i) the change in the Portfolio's net asset value per share during such period; (ii) the value of the Portfolio's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during such period by the Portfolio for undistributed realized long-term capital gains.

     2. BENCHMARK  PERFORMANCE.  Computations  of  the   two  components  of the
Benchmark will be made at the beginning of each quarter, based on the allocation set forth in the agreement.

     3. INDEX PERFORMANCE. The investment record of the Stock Index for the period, expressed as a percentage of the Stock Index level at the beginning of the period, shall be the sum of (i) the change in the level of the Stock Index during the period and (ii) the value, computed consistently with the Stock Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Stock Index. The investment record of the Bond Index for the period, expressed as a percentage of the Bond Index level at the beginning of such period shall be the sum of (i) the change in the level of the Bond Index during the period, and (ii) the value of the interest accrued or paid on the bonds included in the Bond Index, assuming the reinvestment of such interest on a monthly basis.

     During the fiscal years ended September 30, 1999, 2000, and 2001, the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Fund incurred investment advisory fees with respect to the Balanced Portfolio of approximately $556,000 (before a performance-based decrease of $93,000), $518,000 (before a performance-based decrease of $105,000), $565,000
(before a performance-based increase of $59,000), $147,000 (before a performance-based increase of $27,000), and $311,000 (before a performance-based increase of $55,000), respectively, to Wellington Management.

HIGH YIELD BOND PORTFOLIO

The Fund also employs Wellington Management to manage the investment and reinvestment of the assets of the Fund's HIGH YIELD BOND PORTFOLIO and to continuously review, supervise, and administer the investment program for such Portfolio. Wellington Management discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     The Fund pays Wellington Management a basic advisory fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on an annual percentage rate of 0.06% to the average month-end net assets of the High Yield Bond Portfolio for the quarter.

     During the fiscal years ended September 30, 1999, 2000, and 2001, the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Fund incurred investment advisory fees with respect to the High Yield Bond Portfolio of approximately $90,000, $85,000, $91,000, $25,000, and $58,000,
respectively, to Wellington Management.

DESCRIPTION OF WELLINGTON MANAGEMENT

Wellington Management is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan.

THE CAPITAL GROWTH PORTFOLIO'S INVESTMENT ADVISORY AGREEMENT

The Fund employs PRIMECAP Management Company (PRIMECAP) to manage the investment and reinvestment of the assets of the Fund's CAPITAL GROWTH PORTFOLIO and to continuously review, supervise, and administer the investment program for such Portfolio. PRIMECAP discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     The Fund pays PRIMECAP a basic advisory fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on an annual percentage rate of 0.15% to the average month-end net assets of the Capital Growth Portfolio for the quarter.

DESCRIPTION OF PRIMECAP

PRIMECAP is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Howard Bernard Schow, Chairman; Mitchell John Milias, Vice Chairman; and Theofanis Anastasios Kolokotrones, President.

THE DIVERSIFIED VALUE PORTFOLIO'S INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) to manage the Diversified Value Portfolio. Under this agreement, Barrow, Hanley manages the investment and reinvestment of the Portfolio's assets and continuously reviews, supervises, and administers the investment program of the Portfolio with respect to those assets. Barrow, Hanley discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     The Fund pays Barrow, Hanley an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on an annual percentage rate of 0.125% to the average month-end net assets of the Portfolio for the quarter.

     The basic advisory fee may be increased or decreased by applying a performance adjustment to the basic fee reflecting the investment performance of the Portfolio relative to the investment record of the Standard & Poor's/Barra Value Index (the Index) over the same period as follows:

            CUMULATIVE 36-MONTH                             PERFORMANCE FEE
            PERFORMANCE VS. THE INDEX                           ADJUSTMENT*
            -------------------------                           -----------
            Trails by -9% or more                         -0.25 X Basic Fee
            Trails by more than -6% up to -9%             -0.15 X Basic Fee
            Trails/exceeds from -6% through +6%               0 X Basic Fee
            Exceeds by more than +6% but less than +9%    +0.15 X Basic Fee
            Exceeds by +9% or more                        +0.25 X Basic Fee
---------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period for which the performance is measured.

     Until the quarter ended March 31, 2002, the performance adjustment for Barrow, Hanley was calculated according to the following transition rules:

     1. FEBRUARY 8, 1999 THROUGH DECEMBER 31, 1999. The performance fee adjustment was not operable, and Barrow, Hanley was paid the basic fee set forth above.

     2. QUARTER ENDED MARCH 31, 2000 THROUGH QUARTER ENDED MARCH 31, 2002. The performance fee adjustment was calculated based on a comparison of the Portfolio's investment performance and that of the Index over the number of months that have elapsed between March 31, 1999, and the end of the quarter for which the fee was computed. The number of percentage points by which the Portfolio's investment performance must exceed or fall below that of the Index increased proportionately from 3 percentage points and 2 percentage points, respectively, for the twelve months ended March 31, 2000, to 9 percentage points and 6 percentage points, respectively, for the thirty-six months ended March 31, 2002.

     The Index includes stocks in the Standard and Poor's 500 Index with lower than average rates of market price to book value. These types of stocks are often referred to as "value" stocks.

     The Portfolio began operations on February 9, 1999. During the fiscal period ended September 30, 1999, the fiscal years ended September 30, 2000 and 2001, the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Fund incurred investment advisory fees of approximately $28,000, $46,000 (before a performance-based decrease of $8,000), $147,000 (before a performance-based decrease of $3,000), $52,000 (before a performance-based increase of $5,000), and $117,000 (before a performance-based increase of $16,000), respectively, to Barrow, Hanley.

DESCRIPTION OF BARROW, HANLEY

Barrow, Hanley is a Nevada corporation controlled by the following officers of Barrow, Hanley: James Purdy Barrow, President, Secretary, and Treasurer; Richard Albert Englander, Principal; Joseph Ray Nixon, Jr., Principal; Robert David Barkley, Principal; Robert James Chambers, Principal; Timothy James Culler, Principal; and Mary Jane Gilday, Principal.

THE EQUITY INCOME PORTFOLIO'S INVESTMENT ADVISORY AGREEMENT

The Fund employs Newell Associates (Newell), to manage the investment and reinvestment of the assets of the Equity Income Portfolio and to continuously review, supervise, and administer the Portfolio's investment program. Newell discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     The Fund pays Newell an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual percentage rate of 0.10%, to the average month-end net assets of the Portfolio for the quarter.

     During the fiscal years ended September 30, 1999, 2000, and 2001, the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Fund incurred investment advisory fees of approximately $436,000, $356,000, $343,000, $86,000, and $177,000, respectively, to Newell.

DESCRIPTION OF NEWELL

Newell is a California corporation of which approximately 89% of its outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Roger D. Newell, Chairman, Jennifer C. Newell, President, Robert A. Huret, Vice Chairman, and Alan E. Rothenberg, Director.

THE GROWTH PORTFOLIO'S INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Alliance Capital Management L.P. (Alliance) under which Alliance manages the investment and reinvestment of the assets included in the Fund's Growth Portfolio and continuously reviews, supervises, and administers the Fund's Growth Portfolio that the board of trustees determines to assign to Alliance (the Alliance Portfolio). Alliance will invest or reinvest such assets predominantly in U.S. securities. Alliance discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund. Under this agreement the Fund pays Alliance a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual percentage rate of 0.12% to the Alliance Portfolio's average month-end net assets for the quarter.

     The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Alliance Portfolio relative to the investment performance of the Russell 1000 Growth Index (the Growth Index). The investment performance of the Alliance Portfolio will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Growth Index for the same period. The adjustment applies as follows:

CUMULATIVE 36-MONTH
PERFORMANCE VS. THE INDEX                            PERFORMANCE FEE ADJUSTMENT*
-------------------------                            ---------------------------
Exceeds by more than +6%                                       +0.25 x Basic Fee
Exceeds by 0% to +6%            Linear increase between 0% and +0.25 x Basic Fee
Trails by 0% to -6%             Linear decrease between 0% and -0.25 x Basic Fee
Trails by more than -6%                                        -0.25 x Basic Fee
---------
* For purposes of applying the adjustment, the basic fee will be calculated based on average month-end net assets over the same time period for which performance is measured. Linear application of the adjustment provides for an infinite number of results within the stated range.

     The adjustment will not be fully operable until the close of the quarter ending September 30, 2004. Until that date, the following transition rules will apply:

     1. JUNE 22, 2001 THROUGH SEPTEMBER 29, 2002. Compensation was the basic fee. No adjustment was applied during this period.

     2. SEPTEMBER 30, 2002 THROUGH SEPTEMBER 30, 2004. Beginning September 30, 2002, the adjustment took effect on a progressive basis with regards to the number of months elapsed between September 30, 2001, and the close of the quarter for which Alliance's fee is being computed. During this period, the adjustment will be calculated using cumulative performance of the Alliance Portfolio and the Growth Index from September 30, 2001, through the end of the applicable quarter.

     3. ON AND AFTER SEPTEMBER 30, 2004. The adjustment will be fully operable at this time.

     The following special rules will also apply to Alliance's compensation:

     1. ALLIANCE PORTFOLIO PERFORMANCE. The investment performance of the Alliance Portfolio for any period, expressed as a percentage of the "Alliance Portfolio unit value" at the beginning of the period, will be the sum of: (i) the change in the Alliance Portfolio unit value during such period; (ii) the unit value of the Portfolio's cash distributions from the Alliance Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (iii) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the investment company at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes.

     2. "ALLIANCE PORTFOLIO UNIT VALUE." The "Alliance Portfolio unit value" will be determined by dividing the total net assets of the Alliance Portfolio by a given number of units. Initially, the number of units in the Alliance Portfolio will equal a normal value as determined by dividing initial assets by a unit value of $100.00 on September 1, 2001. Subsequently, as assets are added to or withdrawn from the Alliance Portfolio, the number of units of the Alliance Portfolio will be adjusted based on the unit value of the Alliance Portfolio on the day such changes are executed. Any cash buffer maintained by the Portfolio outside of the Alliance Portfolio shall neither be included in the total net assets of the Alliance Portfolio nor included in the computation of the Alliance Portfolio unit value.

     3. INDEX PERFORMANCE. The investment record of the Growth Index for any period, expressed as a percentage of the Growth Index level at the beginning of such period, will be the sum of (i) the change in the level of the Growth Index during such period, and (ii) the value, computed consistently with the Growth Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Growth Index. For this purpose, cash distributions on the securities that make up the Growth Index will be treated as reinvested in the Growth Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.

     4. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Alliance Portfolio and the investment record of the Growth Index shall be in accordance with any then applicable rules of the U.S. Securities and Exchange Commission.

     Please note that Alliance became the Growth Portfolio's investment adviser on June 22, 2001. Prior to June 22, 2001, Lincoln Capital Management Company (Lincoln) served as the Portfolio's adviser. During the fiscal years ended September 30, 1999, 2000, and 2001, the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Fund incurred investment advisory fees of approximately $1,362,000, $1,802,000, $1,130,000, $174,000, and
$286,000, respectively.

DESCRIPTION OF ALLIANCE

Alliance Capital, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation (ACMC), an indirect wholly owned subsidiary of AXA Financial, Inc. (AXA Financial), is the general partner. As of December 31, 2001, Alliance Capital Management Holding L.P. (Alliance Holding) owned approximately 30% of the outstanding units of limited partnership interest in Alliance (Alliance Units). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. in the form of units (Alliance Holding Units). As of December 31, 2001, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 2% of the outstanding Alliance Holding Units and 53% of the outstanding Alliance Units, representing an approximate 53% economic interest in Alliance. AXA Financial is a wholly-owned subsidiary of AXA, one of the largest and most rapidly expanding financial services organizations.

THE INTERNATIONAL PORTFOLIO'S INVESTMENT ADVISORY AGREEMENT

The Fund  has  entered  into an  investment  advisory  agreement  with  Schroder
Investment Management North America Inc. (Schroder) under which Schroder supervises and administers the International Portfolio's investment program. In this regard, it is the responsibility of Schroder to make decisions relating to the International Portfolio's investment in foreign securities and to place the International Portfolio's purchase and sale orders for such securities. Schroder will invest or reinvest the assets of the International Portfolio predominantly in foreign (non-U.S.) securities. Schroder discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     As compensation for the services rendered by Schroder under the agreement, the Fund pays Schroder at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying an annual percentage rate of 0.125% to the average value of the month-end net assets of the International Portfolio for the quarter.

     The basic fee, as provided above, shall be increased or decreased by applying an adjustment formula based on the investment performance of the International Portfolio relative to that of the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE Index) as follows:

CUMULATIVE 36-MONTH PERFORMANCE VS. EAFE             ANNUAL PERFORMANCE FEE RATE
----------------------------------------             ---------------------------
+12% or above                             +0.050% x Average Month-end Net Assets
Between +6% and +12%                      +0.025% x Average Month-end Net Assets
Between +6% and -6%                             0 x Average Month-end Net Assets
Between -6% and -12%                      -0.025% x Average Month-end Net Assets
-12% or below                             -0.050% x Average Month-end Net Assets

     For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the International Portfolio are averaged over the same period as the investment performance of the International Portfolio and the investment record of the EAFE Index are computed.

     The investment performance of the International Portfolio for such period, expressed as a percentage of the net asset value per share of the International Portfolio at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the International Portfolio during such period; (ii) the value of the cash distributions per share of the International Portfolio accumulated to the end of such period; and (iii) the value of capital gains taxes per share paid or payable by the International Portfolio on undistributed realized long-term capital gains accumulated to the end of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the International Portfolio at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes. The investment record of the EAFE Index for any period, expressed as a percentage of the EAFE Index level at the beginning of such period, shall be the sum of (i) the change in the level of the EAFE Index during such period and (ii) the value, computed consistently with the EAFE Index, of cash distributions made by companies whose securities comprise the EAFE Index accumulated to the end of such period. For this purpose cash distributions on the securities which comprise the EAFE Index shall be treated as reinvested in the EAFE Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The foregoing notwithstanding, any computation of the investment performance of the International Portfolio and the investment record of the EAFE Index shall be in accordance with any then applicable rules of the Commission.

     The trustees believe that the EAFE Index is an appropriate standard against which the investment performance of the Fund's International Portfolio can be measured. The EAFE Index is the only index available which covers the major international markets outside North America. The weighting of securities in the EAFE Index is based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding, but adjusted to exclude shares that are held by non-portfolio investors and not expected to be traded on stock markets.

     During the fiscal years ended September 30, 1999, 2000, and 2001, the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Fund incurred investment advisory fees of approximately $332,000 (including a performance-based increase of $13,000), $462,000 (including no adjustment for performance), $438,000 (including a performance-based increase of $57,000), $99,000 (including a performance-based incrase of $19,000), and $236,000 (including a performance-based increase of $78,000), respectively, to Schroder.

DESCRIPTION OF SCHRODER

Schroder operates through the London branch office of Schroder Investment Management North America, Inc. It is a wholly owned subsidiary of Schroder U.S. Holdings Inc., 787 7th Avenue, New York, New York, which in turn is a wholly owned subsidiary of Schroders PLC. Schroders PLC is the UK based holding company parent of a large world-wide group of banks and financial service companies (referred to as "The Schroder Group") with associated companies and branch and representative offices located in twenty-nine countries. The Schroder Group specializes in providing investment management services.

THE SMALL COMPANY GROWTH PORTFOLIO'S INVESTMENT ADVISORY AGREEMENTS

GRANAHAN INVESTMENT MANAGEMENT, INC.

The Fund entered into an investment advisory agreement with GRANAHAN INVESTMENT MANAGEMENT, INC. (GRANAHAN) under which Granahan manages the investment and reinvestment of a portion of the Small Company Growth Portfolio's assets (the Granahan Portfolio) and continuously reviews, supervises, and administers the Portfolio's investment program with respect to those assets. Granahan discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     The Fund pays Granahan a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on an annual percentage rate of 0.15% to the average month-end net assets of the Granahan Portfolio for the quarter.

     The basic advisory fee may be increased or decreased by applying a performance fee adjustment to the basic fee based on the investment performance of the Granahan Portfolio relative to the investment record of the Russell 2000 Growth Index (the Index). The investment performance of the Granahan Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Index for the same time period as follows:

            CUMULATIVE 36-MONTH                                  PERFORMANCE FEE
            PERFORMANCE VS. THE INDEX                                ADJUSTMENT*
            -------------------------                                -----------
            Trails by -12% or more                             -0.50 X Basic Fee
            Trails by more than -6% but less than -12%         -0.25 X Basic Fee
            Trails/exceeds from -6% through +6%                    0 X Basic Fee
            Exceeds by more than +6% but less than +12%        +0.25 X Basic Fee
            Exceeds by +12% or more                            +0.50 X Basic Fee
---------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period for which the performance is measured.

     The Index will not be fully operable as the sole index used to determine the performance adjustment until the quarter ending June 30, 2003. Until that date, the adjustment will be determined by linking the investment performance of the Index and that of the Small Company Growth Fund Stock Index (the Prior Index) as follows.

     1. QUARTER ENDED SEPTEMBER 30, 2000. The adjustment was determined by linking the investment performance of the Prior Index for the eleven quarters ended June 30, 2000, with that of the Index for the quarter ended September 30, 2000.

     2. QUARTER ENDED DECEMBER 31, 2000. The adjustment was determined by linking the investment performance of the Prior Index for the ten quarters ended June 30, 2000, with that of the Index for the two quarters ended December 31, 2000.

     3. QUARTER ENDED MARCH 31, 2001. The adjustment was determined by linking the investment performance of the Prior Index for the nine quarters ended June 30, 2000, with that of the Index for the three quarters ended March 31, 2001.

     4. QUARTER ENDED JUNE 30, 2001. The adjustment was determined by linking the investment performance of the Prior Index for the eight quarters ended June 30, 2000, with that of the Index for the four quarters ended June 30, 2001.

     5. QUARTER ENDED SEPTEMBER 30, 2001. The adjustment was determined by linking the investment performance of the Prior Index for the seven quarters ended June 30, 2000, with that of the Index for the five quarters ended September 30, 2001.

     6. QUARTER ENDED DECEMBER 31, 2001. The adjustment was determined by linking the investment performance of the Prior Index for the six quarters ended June 30, 2000, with that of the Index for the six quarters ended December 31, 2001.

     7. QUARTER ENDED MARCH 31, 2002. The adjustment was determined by linking the investment performance of the Prior Index for the five quarters ended June 30, 2000, with that of the Index for the seven quarters ended March 31, 2002.

     8. QUARTER ENDED JUNE 30, 2002. The adjustment was determined by linking the investment performance of the Prior Index for the four quarters ended June 30, 2000, with that of the Index for the eight quarters ended June 30, 2002.

     9. QUARTER ENDED SEPTEMBER 30, 2002. The adjustment was determined by linking the investment performance of the Prior Index for the three quarters ended June 30, 2000, with that of the Index for the nine quarters ended September 30, 2002.

     10. QUARTER ENDING DECEMBER 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the two quarters ended June 30, 2000, with that of the Index for the ten quarters ending December 31, 2002.

     11. QUARTER ENDING MARCH 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the one quarter ended June 30, 2000, with that of the Index for the eleven quarters ending March 31, 2003.

     12. QUARTER ENDING JUNE 30, 2003. The Index will be fully operable.

     During the fiscal years ended September 30, 1999, 2000, and 2001, the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Fund incurred investment advisory fees of approximately $229,000 (after a performance-based increase of $9,000), $710,000 (after a performance-based increase of $131,000), $836,000 (after a performance-based increase of $224,000), $214,000 (after a performance-based increase of $45,000), and $458,000 (after a performance-based increase of $141,000), respectively, to Granahan.

DESCRIPTION OF GRANAHAN

Granahan is a professional investment advisory firm founded in 1985. John J. Granahan is portfolio manager of the Granahan Portfolio of the Small Company Growth Portfolio, and Gary C. Hatton and Jane M. White are assistant portfolio managers.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

The Fund also entered into an investment advisory agreement with GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (GMO) under which GMO manages the investment and reinvestment of a portion of the Small Company Growth Portfolio's assets (the GMO Portfolio) and continuously reviews, supervises, and administers the Portfolio's investment program with respect to those assets. GMO discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

     The Fund pays GMO a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on an annual percentage rate of 0.225% to the average month-end net assets of the GMO Portfolio for the quarter.

     Subject to the transition rule described below, the basic fee, as provided above, will be increased or decreased by the amount of a performance fee adjustment. The adjustment will be calculated as a percentage of the average net assets managed by GMO for the 36-month period ending with the then-ended quarter, and the adjustment will change proportionately with the investment performance of the GMO Portfolio relative to the investment performance of the Russell 2000 Growth Index (the Index) for the same period.

     The adjustment is computed as follows:

            CUMULATIVE 36-MONTH               PERFORMANCE FEE ADJUSTMENT AS A
            PERFORMANCE VS. THE INDEX(a)       PERCENTAGE OF AVERAGE ASSETS(b)
            ----------------------------       -------------------------------
            Trails by any amount                                        -0.15%
            Equals-to-Exceeds by up to 3%    Linear decrease from -0.15% to 0%
            Exceeds by 3% to 6%              Linear increase from 0% to +0.15%
            Exceeds by more than 6%                                     +0.15%
---------
(a) During the second through thirty-sixth month under the agreement, the adjustment will be calculated using cumulative performance of the GMO Portfolio and the Index from October 31, 2000 until the end of the applicable quarter.
(b) For purposes of this calculation, the average net assets will be calculated as average month-end net assets over the same time period for which performance is measured. Linear application of the adjustment provides for an infinite number of results within the stated range. Example: If the cumulative 36-month performance of the GMO Portfolio versus the Index is +3.6%, an adjustment of +0.03%* or [(0.6%/3%) 0.15%] would apply. This would be calculated as [(a/b) 0.15%], where "a" equals the percentage amount by which the performance of the GMO Portfolio has exceeded the applicable baseline percentage for the linear adjustment, and "b" equals the size of the range over which the linear adjustment applies.

     *As rounded for purposes of this example. In practice, the calculation will be extended to the eighth decimal point.

     The adjustment will not be fully operable until the close of the quarter ending December 31, 2003. Until that time, the following transition rules will apply:

     1. OCTOBER 1, 2000 THROUGH SEPTEMBER 30, 2001. The compensation was the basic fee. No adjustment was applied during this period.

     2. OCTOBER 1, 2001 THROUGH OCTOBER 31, 2003. Beginning October 1, 2001, the adjustment will take effect on a progressive basis with regards to the number of months elapsed between October 31, 2000, and the end of the quarter for which the fee is being computed, subject to the special rules described below. During this period, the endpoints and size of the range over which a positive or negative adjustment applies and the corresponding maximum fee adjustment amount will be multiplied by a fractional time-elapsed adjustment. The fraction will equal the number of months elapsed since October 31, 2000, divided by thirty-six. Example:

Assume that compensation is being calculated for the quarter ended September 30, 2002 and that the cumulative performance of the GMO Portfolio versus the Index for the applicable period is +2.5%. In this case, an adjustment of +0.03%* would apply. This would be calculated as [(a/c)(+0.095%)], where "a" equals the percentage amount by which the performance of the GMO Portfolio has exceeded the baseline percentage for the linear adjustment and "c" equals the size of the adjusted range over which the linear adjustment applies. The adjusted range is determined as [(23/36) x 3%] to [(23/36) x 6%] = +1.91% to +3.82%. The size of the adjustment range is 3.82% minus 1.91% = 1.91% = "c". The value of "a" is 2.5% minus 1.91% = +0.59%. Similarly, +0.095% is determined as [(23/36)(+0.15%)].

* As rounded for purposes of this example. In practice, the calculation will be extended to the eighth decimal point.

     3. ON AND AFTER NOVEMBER 1, 2003. Commencing November 1, 2003, the adjustment will be fully operable.

     The following special rules will also apply to GMO's compensation:

     1. GMO PORTFOLIO UNIT VALUE. The "GMO Portfolio unit value" will be determined by dividing the total net assets of the GMO Portfolio by a given number of units. Initially, the number of units in the GMO Portfolio will equal a nominal value as determined by dividing initial assets by a unit value of $22.64 on October 1, 2000. Subsequently, as assets are added to or withdrawn from the GMO Portfolio, the number of units of the GMO Portfolio will be adjusted based on the unit value of the GMO Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the GMO Portfolio will neither be included in the total net assets of the GMO Portfolio nor included in the computation of the GMO Portfolio unit value.

     2. GMO PORTFOLIO PERFORMANCE. The GMO Portfolio's investment performance for any period, expressed as a percentage of the "GMO Portfolio unit value" at the beginning of such period, shall be the sum of: (i) the change in the GMO Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the GMO Portfolio's net investment income and realized net capital gains (whether short- or long-term) having an ex-dividend date occurring within the period; and (iii) the unit value of capital gains taxes paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of the period by the GMO Portfolio, expressed as a percentage of the GMO Portfolio's unit value at the beginning of the period. For this purpose, the value of distributions of realized capital gains per unit of the GMO Portfolio, of dividends per unit of the GMO Portfolio paid from investment income, and of capital gains taxes per unit of the GMO Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the GMO Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes.

     3. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of: (i) the change in the level of the Index, during such period, and
(ii) the value, computed consistently with the Index of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     4. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Fund and the investment record of the Index shall be in accordance with any then applicable rules of the U.S. Securities and Exchange Commission.

     For the fiscal year ended September 30, 2001, the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Fund incurred investment advisory fees of approximately $57,000, $17,000, and $67,000 (after a performance-based decrease of $1,000), respectively, to GMO.

DESCRIPTION OF GMO

GMO is an investment advisory firm founded in 1977. It provides investment counseling services to employee benefit plans, endowment funds, other institutions, and individuals. Christopher M. Darnell and Robert M. Soucy are portfolio managers of the GMO Portfolio of the Small Company Growth Portfolio.

THE EQUITY INDEX, MID-CAP INDEX, MONEY MARKET, REIT INDEX, SHORT-TERM CORPORATE, SMALL-CAP INDEX, AND TOTAL BOND MARKET INDEX PORTFOLIOS' INVESTMENT ADVISORY SERVICES

The Equity Index, Mid-Cap Index, Money Market, REIT Index, Short-Term Corporate, Small-Cap Index, and Total Bond Market Index Portfolios of the Fund receive investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by Vanguard. The investment management staff is supervised by the senior officers of the Fund. Vanguard's Fixed Income Group provides advisory services for the Money Market, Short-Term Corporate, and Total Bond Market Index Portfolios, and Vanguard's Quantitative Equity Group provides advisory services to the Equity Index, Mid-Cap Index, REIT Index, and Small-Cap Index Portfolios.

     Vanguard's investment management staff is also responsible for the allocation of principal business and portfolio brokerage and the negotiation of commissions. For the Money Market Portfolio, the purchase and sale of investment securities will ordinarily be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by the Money Market Portfolio for such purchases. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.

     In placing portfolio transactions, Vanguard's advisory staff uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In selecting broker-dealers to execute securities transactions for the Portfolios, consideration will be given to such factors as: the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution, and operational capabilities of competing broker-dealers; and the brokerage and research services provided to the Fund.

     During the fiscal years ended September 30, 1999, 2000, and 2001, the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Portfolios managed by Vanguard incurred expenses for investment advisory services in the following amounts:

                                      FISCAL YEAR ENDED SEPTEMBER 30,                          SIX MONTHS
                                      -------------------------------         OCT. 1 TO             ENDED
PORTFOLIO                             1999          2000          2001    DEC. 31, 2001     JUN. 30, 2002
---------                             ----          ----          ----    -------------     -------------
Equity Index Portfolio             $93,000       $23,000       $19,000          $ 4,000           $13,000
Mid-Cap Index Portfolio              7,000        17,000        19,000            4,000            13,000
Money Market Portfolio              74,000        88,000       119,000           32,000            64,000
REIT Index Portfolio                 7,000        17,000        19,000            4,000            13,000
Short-Term Corporate Portfolio       1,000         5,000        11,000            4,000            10,000
Total Bond Market Index Portfolio*  42,000        38,000        52,000           16,000            35,000

*    Prior to May 1,  2002,  Total  Bond  Market  Index  Portfolio  was known as
     High-Grade Bond Portfolio.

TOTAL STOCK MARKET INDEX PORTFOLIO'S INVESTMENT ADVISORY SERVICES

The Total Stock Market Index Portfolio does not employ an investment adviser. The allocation of the Portfolio's assets among the underlying Vanguard funds is made by officers of the Portfolio pursuant to instructions of the board of trustees and in conformity with the Portfolio's investment objective, strategies, and policies. The Declaration of Trust authorizes the trustees to retain an investment adviser if they determine that such action is in the best interests of the shareholders of the Portfolio. The trustees have no present intention to retain an investment adviser for the Portfolio. The Portfolio benefits from the investment advisory services provided to the underlying
Vanguard funds and, as a shareholder of those funds, indirectly bears a proportionate share of those funds' advisory expenses.

     The underlying funds--Vanguard Total Stock Market Index Fund, Vanguard Variable Insurance Fund-Equity Index Portfolio, and Vanguard Extended Market Index Fund--receive their investment advisory services on an at-cost basis from Vanguard's Quantitative Equity Group. During the 1999, 2000, and 2001 fiscal periods, and the six-month period ended June 30, 2002, the funds incurred expenses for investment advisory services in the following amounts:

                                      FISCAL YEAR ENDED SEPTEMBER 30,                          SIX MONTHS
                                      -------------------------------         OCT. 1 TO             ENDED
UNDERLYING FUND                       1999          2000          2001    DEC. 31, 2001     JUN. 30, 2002
---------------                       ----          ----          ----    -------------     -------------
Variable Insurance Fund-Equity
  Index Portfolio                  $93,000       $23,000       $19,000           $4,000           $13,000

                                       FISCAL YEAR ENDED DECEMBER 31,                          SIX MONTHS
                                       ------------------------------                               ENDED
UNDERLYING FUND                       1999          2000          2001                      JUN. 30, 2002
---------------                       ----          ----          ----                      -------------
Total Stock Market Index Fund     $120,000      $153,000      $181,000                            $84,000
Extended Market Index Fund         120,000        46,000        54,000                             64,000

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

The Fund's current agreements with Wellington Management, PRIMECAP, Barrow, Hanley, Newell, Alliance, Schroder, Granahan, GMO, and Vanguard are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Portfolio's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Portfolio's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Portfolio on sixty (60) days' written notice to the adviser (thirty days written notice for PRIMECAP and Alliance),
(2) by a vote of a majority of the Portfolio's outstanding voting securities, or
(3) by the adviser upon ninety (90) days' written notice to the Portfolio. The Fund's current agreement with Alliance is binding for a two-year period, at the end of which it, too, will become renewable for successive one-year periods, subject to the above conditions.

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

The Fund's board of trustees is responsible for overseeing the performance of the Fund's investment advisers and determining whether to approve and renew the Fund's investment advisory arrangements. The board has a standing request that Vanguard and the advisers provide the board with certain information the board has deemed important for its evaluation of the short- and long-term performance of the advisers. This information includes a monthly fund performance analysis and status report from Vanguard as well as quarterly self-evaluations by the advisers. Vanguard also provides the board with written analyses of each adviser's performance on a periodic basis. The Fund's portfolio managers meet with the board from time to time to discuss the management and performance of the Fund and respond to the board's questions concerning the performance of the advisers.

     When the board considers whether to renew an investment advisory contract, the board takes into account numerous factors, including:

-    The nature, extent and quality of the services provided by the adviser.
-    The investment performance of the Fund's assets managed by the adviser.
-    The fair market value of the services provided by the adviser.
- A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.
- The extent to which the adviser has realized or will realize economies of scale as the Fund grows.
- Other sources of revenue to the adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant.
- The adviser's control of the operating expenses of the Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.

     The primary factors underlying the board's determination to approve or renew the Fund's advisory agreements were as follows:

BALANCED PORTFOLIO (WELLINGTON MANAGEMENT COMPANY, LLP):

- The board determined that the performance results for the Portfolio during the adviser's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (a) a composite bond and stock benchmark; (b) the average balanced fund (derived from data provided by Lipper Inc.); and (c) other appropriate market indexes.
- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.
- The board evaluated the adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Wellington Management.

CAPITAL GROWTH PORTFOLIO (PRIMECAP MANAGEMENT COMPANY):

- The board reviewed the adviser's short-term and long-term performance for similarly-managed investment mandates.
- The board assessed that the advisory fee to be paid by the Portfolio was reasonable based on the average advisory fee for the Portfolio's Lipper peer group.
- The board evaluated the adviser's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio and its shareholders was to approve the agreement with PRIMECAP.

DIVERSIFIED VALUE PORTFOLIO (BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.):

- The board determined that the performance results for the Portfolio during the adviser's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Standard & Poor's 500/Barra Value Index; (2) the average large-cap value fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.
- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.
- The board evaluated the adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Barrow, Hanley.

EQUITY INCOME PORTFOLIO (NEWELL ASSOCIATES):

- The board determined that the performance results for the Portfolio during the adviser's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Russell 1000 Value Index; (2) the average equity income fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.
- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group.

- The board evaluated the adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Newell.

GROWTH PORTFOLIO (ALLIANCE CAPITAL MANAGEMENT, L.P.):

- The board reviewed the adviser's long-term and short-term performance for similarly-managed investment mandates.
- The board assessed that the advisory fee to be paid by the Portfolio was reasonable based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.
- The board evaluated the adviser's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to approve the agreement with Alliance.

HIGH YIELD BOND PORTFOLIO (WELLINGTON MANAGEMENT COMPANY, LLP):

- The board determined that the performance results for the Portfolio during the adviser's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Lehman High-Yield Bond Index; (2) the average high current yield fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.
- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group.
- The board evaluated the adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Wellington Management.

INTERNATIONAL PORTFOLIO (SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA, INC.):

- The board determined that the performance results for the Portfolio during the adviser's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Morgan Stanley Capital International Europe, Australasia, Far East Index; (2) the average international fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.
- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolio's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.
- The board evaluated the adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Schroder.

SMALL COMPANY GROWTH PORTFOLIO (GRANAHAN INVESTMENT MANAGEMENT, INC.):

- The board determined that the performance results for the portion of the Portfolio managed by Granahan were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Russell 2000 Growth Index; (2) the average small-cap growth fund (derived from data provided by Lipper Inc.) and (3) other appropriate market indexes.
- The board assessed that the advisory fee paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolios Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.

- The board evaluated the advisers investment staff and portfolio management process, and reviewed the composition and overall performance of the Portfolio on both a short-term and long-term basis. The board considered whether the Portfolio should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to renew the agreement with Granahan.

SMALL COMPANY GROWTH PORTFOLIO (GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC):

- The board reviewed the advisers long-term and short-term performance for similarly-managed investment mandates.
- The board assessed that the advisory fee to be paid by the Portfolio was reasonable, based on the average advisory fee for the Portfolios Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.
- The board evaluated the advisers investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Portfolio's shareholders was to approve the agreement with GMO.

EQUITY INDEX, MID-CAP INDEX, MONEY MARKET, REIT INDEX, SHORT-TERM CORPORATE, SMALL-CAP INDEX, AND TOTAL BOND MARKET INDEX PORTFOLIOS (THE VANGUARD GROUP, INC.):

When the board considers whether Vanguard should continue providing internalized investment management serves at cost to a Portfolio, the board takes into account numerous factors, including:

-    The nature, extent, and quality of the services provided.
-    The investment performance of the Portfolios assets.
-    The fair market value of the services provided.
- A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.
- Vanguards control of the operating expenses of the Portfolio, such as transaction costs, including ways in which portfolio transactions for the Portfolio are conducted and brokers are selected.

     Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost internalized management arrangements for the Portfolios, the board determined that it would be in the best interests of each Portfolios shareholders to continue the internalized management arrangement.

     Vanguard has adopted specific policies regarding each advisers selection of brokers. For additional information, please see the Portfolio Transactions section of this Statement of Additional Information.

                             PORTFOLIO TRANSACTIONS

The investment advisory agreements authorize Wellington Management, PRIMECAP, Barrow, Hanley, Newell, Alliance, Schroder, Granahan, GMO, Vanguard's Quantitative Equity Group, and Vanguard's Fixed Income Group (the Advisers) (with the approval of the Fund's board of trustees), to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios of the Fund and directs the Advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Portfolios. The Advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions for their respective Portfolios, the Advisers will use their best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Portfolios of the Fund and/or the Advisers. Research services may include, but are not limited to, individual company and industry analysis, and investment publications. The Advisers consider such information useful in the performance of their obligations under the agreement but are unable to determine the amount by which such services may reduce their expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's board of trustees, the Advisers may cause the Portfolios of the Fund to pay a broker-dealer which furnishes brokerage services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Advisers to their respective Portfolios and the other Funds in the Group.

     Currently, it is the Fund's policy that the Advisers may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Advisers will only pay such higher commissions if they believe this to be in the best interest of the Portfolios of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Advisers and/or the Portfolios of the Fund. However, the Advisers have informed the Fund that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.

     Some securities that are considered for investment by the Portfolios may also be appropriate for other Vanguard funds or for other clients served by the investment advisers. If such securities are compatible with the investment policies of the Portfolios and one or more of an adviser's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by that adviser and the purchased securities or sale proceeds will be allocated among participating Vanguard funds and the other participating clients of an adviser in a manner deemed equitable by the adviser. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

     During the fiscal years ended September 30, 1999, 2000, and 2001, the fiscal period ended December 31, 2001, and the six-month period ended June 30, 2002, the Portfolios paid brokerage commissions in the following amounts:

                                      FISCAL YEAR ENDED SEPTEMBER 30,                          SIX MONTHS
                                      -------------------------------         OCT. 1 TO             ENDED
PORTFOLIO                             1999          2000          2001    DEC. 31, 2001     JUN. 30, 2002
---------                             ----          ----          ----    -------------     -------------
Balanced Portfolio                $155,000    $  187,000    $  337,000         $ 73,000          $184,000
Diversified Value Portfolio         54,000        56,000       322,000           26,000           119,000
Equity Income Portfolio            105,000       186,000        26,000            6,000            35,000
Equity Index Portfolio              65,000        60,000        51,000           17,000            35,000
Growth Portfolio                   736,000     1,111,000     1,626,000          170,000           558,000
High Yield Bond Portfolio                0             0             0                0                 0
International Portfolio            417,000       696,000       555,000          102,000           180,000
Mid-Cap Index Portfolio             17,000        38,000        55,000           14,000            30,000
Money Market Portfolio                   0             0             0                0                 0
REIT Index Portfolio                12,000        12,000        17,000            5,000            27,000
Short-Term Corporate Portfolio           0             0             0                0                 0
Small Company Growth Portfolio     219,000       619,000       587,000          223,000           874,000
Total Bond Marekt Index Portfolio*       0             0             0                0                 0

* Prior to May 1, 2002, Total Bond Market Index Portfolio was known as High-Grade Bond Portfolio.

     The Capital Growth and Small-Cap Index Portfolios did not begin operations until November 15, 2002. The Total Stock Market Index Portfolio, which employs a "fund of funds" investment strategy, will purchase and sell the principal portion of its securities (i.e., shares of the underlying Vanguard funds) by dealing directly with the issuer--the underlying fund. As such, the Portfolio incurs no brokerage commissions.

                               COMPARATIVE INDEXES

Each of the investment company members of The Vanguard Group, including Vanguard Variable Insurance Fund, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's (S&P) Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

STANDARD & POOR'S 500/BARRA VALUE INDEX--contains stocks of the S&P 500 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S 500/BARRA GROWTH INDEX--contains stocks of the S&P 500 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000 Index.

RUSSELL 1000 GROWTH INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the highest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000 Index.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 Equity Index except for the 500 stocks in the S&P 500 Index.

RUSSELL 3000 STOCK INDEX--consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest stocks contained in the Russell 3000 Stock Index; a widely-used benchmark for small capitalization common stocks.

RUSSELL 2000 VALUE INDEX--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

RUSSELL 2000 GROWTH INDEX--contains stocks from the Russell 2000 Index with a better-than-average growth orientation.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

MORGAN STANLEY REIT INDEX--consist of approximately 100 stocks of equity Real Estate Investment Trusts (REITs). REITs in the index meet size and liquidity criteria specified by Morgan Stanley.

SMALL COMPANY GROWTH FUND STOCK INDEX--tracks the performance of stocks held by the nation's largest small-capitalization mutual funds.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON  SMITH  BARNEY  3-MONTH   TREASURY   INDEX--tracks  the  performance  of
short-term U.S. government debt instruments.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains individually priced investment-grade corporate bonds and foreign dollar-denominated bonds rated BBB or better, U.S. Treasury and agency issues and mortgage pass-through securities. The index has a market value of over $5 trillion.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury securities with maturities of 10 years or greater.

LEHMAN BROTHERS HIGH YIELD BOND INDEX--includes all fixed-income securities having a maximum quality rating of Ba1 (including defaulted issues); with at least $100 million principal outstanding, and at least one year to maturity; payment-in-kind bonds and Eurobonds are excluded.

LEHMAN BROTHERS 1-5 YEAR CREDIT INDEX--includes U.S. corporate, specified foreign debentures, and secured notes with maturities of one to five years.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency, and investment grade corporate bonds.

LEHMAN BROTHERS CREDIT BOND INDEX--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated A, AA, or AAA.

LEHMAN BROTHERS LONG CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general-obligation municipal bonds.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX--70% S&P 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX--65% S&P 500 Index and 35% Lehman Brothers Credit A or Better Bond Index.

COMPOSITE  INDEX--65%  Lehman  Brothers  Credit  A or  Better  Bond  Index,  26%
S&P/Barra Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Integrated Telecommunication Services Index.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER VARIABLE INVESTMENT PRODUCT PERFORMANCE ANALYSIS--a monthly publication that lists variable annuity and variable life separate accounts, and provides information on assets, asset rankings, unit values (month-end), performance, and performance rankings.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.

VARDS AVERAGE CONTRACT EXPENSE--tables that list the average total expenses of variable annuity contracts sold in the United States. The average is based upon a hypothetical $25,000 investment in each variable annuity contract covered by the study.

MORNINGSTAR'S BENCHMARK-VARIABLE ANNUITY--average total expenses of variable annuity contracts sold in the United States. With respect to the contract charges, Morningstar lists a dollar amount which Vanguard converts to basis points for comparison. This conversion is based on a $25,000 investment in a variable annuity.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements and financial highlights, for the fiscal period ended December 31, 2001, appearing in the Vanguard Variable Insurance Fund's 2001 Annual Reports to Shareholders, and the reports thereon of
PricewaterhouseCoopers LLP, independent accountants, are incorporated by reference in this Statement of Additional Information. The Fund's financial statements as of and for the period ended June 30, 2002, appearing in the Fund's 2002 Semiannual Reports to Shareholders, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's 2001 Annual and 2002 Semiannual Reports to Shareholders, which may be obtained without charge.

                APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to an arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Portfolio's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

BOND RATINGS

Excerpts from Moody's Investors Service, Inc. description of its four highest preferred bond ratings:

     AAA--judged to be of the best quality. AA--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. A--possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations." BAA--considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking in the lower end of that generic rating category.

Excerpts from Standard & Poor's Corporation description of its four highest bond ratings:

     AAA--highest rating assigned. Capacity to pay interest and repay principal is extremely strong. AA--a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A--has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Standard & Poor's may apply indicators "+", no character and "-" to its rating categories from AA to CCC. The indicators show relative standing within the major rating categories.







                                                                   SAI064 112002

                                     PART C

                        VANGUARD VARIABLE INSURANCE FUND
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Declaration of Trust, filed on August 30, 2002, Post-Effective Amendment No. 24, is hereby incorporated by reference.
(b) By-Laws, filed on April 10, 2002, Post-Effective Amendment No. 22, is hereby incorporated by reference.
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust.
(d) Investment Advisory Contracts, for Barrow, Hanley, Mewhinney & Strauss, Inc., Granahan Investment Management, Inc., Grantham, Mayo, Van Otterloo & Co. LLC, and Wellington Management Company, LLP--filed on October 23, 2000, Post-Effective Amendment No. 17; and for Alliance Capital Management L.P.--filed on July 6, 2001, Post-Effective Amendment No. 19, are hereby incorporated by reference. For Newell Associates, PRIMECAP Management Company, and Schroder Investment Management North America, Inc.--filed herewith.
(e)  Not applicable
(f) Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information.
(g) Custodian Agreements, for First Union National Bank--filed on December 28, 1998, Post-Effective Amendment No. 15; and for Brown Brothers Harriman & Co.--filed on August 29, 2001, Post-Effective Amendment No. 20, are hereby incorporated by reference. For Citibank, N.A.and The Bank of New York--filed herewith.
(h) Amended and Restated Funds' Service Agreement and Fund of Funds Service Agreement are filed herewith.
(i)  Legal Opinion
(j)  Consent of Independent Accountants is filed herewith.
(k)  Not Applicable
(l)  Not Applicable
(m)  Not Applicable
(n)  Not Applicable
(o)  Not Applicable
(p) Codes of Ethics, for Grantham, Mayo, Van Otterloo & Co. LLC--filed on October 23, 2000, Post-Effective Amendment No. 17; for Granahan Investment Management, Inc., Newell Associates, and Wellington Management Company, LLP--filed on December 27, 2000, Post-Effective Amendment No. 18; for Schroder Investment Management North America, Inc., and The Vanguard Group, Inc.--filed on April 10, 2002, Post-Effective Amendment No. 22, are hereby incorporated by reference. For Alliance Capital Management L.P., Barrow, Hanley, Mewhinney & Strauss, Inc., and PRIMECAP Management Company--filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a trustee or officer. However, this provision does not cover any liability to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Investment advisory services are provided to seven Portfolios of the Registrant on an at-cost basis by The Vanguard Group, Inc. (Vanguard), a jointly-owned subsidiary of the Registrant and the other funds in the Group. See the information concerning The Vanguard Group set forth in Parts A and B. The TOTAL STOCK MARKET INDEX PORTFOLIO has no investment adviser but benefits from the investment advisory services provided by Vanguard to the underlying funds in which the Portfolio invests.

     Investment advisory services are provided to the HIGH YIELD BOND and BALANCED PORTFOLIOS by Wellington Management Company, LLP (Wellington). Wellington is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 26 of officers and partners of Wellington, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Wellington pursuant to the Advisers Act (SEC File No. 801-15908).

     Investment advisory services are provided to the CAPITAL GROWTH PORTFOLIO by PRIMECAP Management Company (PRIMECAP). PRIMECAP is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and partners of PRIMECAP, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by PRIMECAP pursuant to the Advisers Act (SEC File No. 801-19765).

     Investment advisory services are provided to the EQUITY INCOME PORTFOLIO by Newell Associates (Newell). Newell is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Newell, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Newell pursuant to the Advisers Act (SEC File No. 801-26949).

     Investment advisory services are provided to the GROWTH PORTFOLIO by Alliance Capital Management L.P. (Alliance). Alliance is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Alliance, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Alliance pursuant to the Advisers Act (SEC File No. 801-56720).

     Investment advisory services are provided to the SMALL COMPANY GROWTH PORTFOLIO by Granahan Investment Management, Inc. (Granahan). Granahan is an investment adviser registered under the Advisers Act. The list required by this
Item 26 of officers and directors of Granahan, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Granahan pursuant to the Advisers Act (SEC File No. 801-23705).

     Investment advisory services are provided to the SMALL COMPANY GROWTH PORTFOLIO by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). GMO is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of GMO, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by GMO pursuant to the Advisers Act (SEC File No. 801-15028).

     Investment advisory services are provided to the INTERNATIONAL PORTFOLIO by Schroder Investment Management North America, Inc. (Schroder). Schroder is an investment adviser registered under the Advisers Act. The list required by this
Item 26 of officers and directors of Schroder, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorpo-rated herein by reference from Schedules B and D of Form ADV filed by Schroder pursuant to the Advisers Act (SEC File No. 801-15834).

     Investment advisory services are provided to the DIVERSIFIED VALUE PORTFOLIO by Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley). Barrow, Hanley is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Barrow, Hanley, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Barrow, Hanley pursuant to the Advisers Act (SEC File No. 801-31237).

ITEM 27. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The
Vanguard Group, Inc., Malvern, Pennsylvania; and the Registrant's Custodians, Brown Brothers Harriman & Co., Boston, Massachusetts, Citibank, N.A., New York, New York, First Union National Bank, Philadelphia, Pennsylvania, and The Bank of New York, New York, New York.

ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of
this   Registrant   Statement,   the   Registrant   is  not  a   party   to  any
management-related service contract.

ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Malvern and the Commonwealth of Pennsylvania, on the 12th day of November, 2002.

                                      VANGUARD VARIABLE INSURANCE FUND

                                   BY:_________________________________
                                               (signature)
                                               (HEIDI STAM)
                                             JOHN J. BRENNAN*
                                   CHAIRMAN AND CHIEF EXECUTIVE OFFICER


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                     TITLE                           DATE
--------------------------------------------------------------------------------

By:/S/ JOHN J. BRENNAN        President, Chairman, Chief      November 12, 2002
   ---------------------------Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*


By:/S/ CHARLES D. ELLIS       Trustee                         November 12, 2002
   ---------------------------
       (Heidi Stam)
     Charles D. Ellis*


By:/S/ RAJIV L. GUPTA         Trustee                         November 12, 2002
   ---------------------------
       (Heidi Stam)
      Rajiv L. Gupta*


By:/S/ JOANN HEFFERNAN HEISEN Trustee                         November 12, 2002
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*


By:/S/ BURTON G. MALKIEL      Trustee                         November 12, 2002
   ---------------------------
       (Heidi Stam)
     Burton G. Malkiel*


By:/S/ ALFRED M. RANKIN, JR.  Trustee                         November 12, 2002
   ---------------------------
       (Heidi Stam)
     Alfred M. Rankin, Jr.*


By:/S/ J. LAWRENCE WILSON     Trustee                         November 12, 2002
   ---------------------------
       (Heidi Stam)
     J. Lawrence Wilson*


By:/S/ THOMAS J. HIGGINS      Treasurer, Principal Financial  November 12, 2002
   ---------------------------  Officer, and Principal
       (Heidi Stam)             Accounting Officer
      Thomas J. Higgins*

*By Power of  Attorney.  See File Number  33-32216,  filed on January 29,  2002.
 Incorporated by Reference.

                                  EXHIBIT INDEX

Investment Advisory Contracts. . . . . . . . . . . . . Ex-99.D
Custodian Agreements . . . . . . . . . . . . . . . . . Ex-99.G
Amended and Restated Funds' Service Agreement and
  Fund of Funds Service Agreement. . . . . . . . . . . Ex-99.H
Consent of Independent Accountants. . . . . . . . . . .Ex-99.J
Codes of Ethics. . . . . . . . . . . . . . . . . . . . Ex-99.P